                                   COMPOSITE

                           CHECKER EMPLOYEES' 401(k)

                            RETIREMENT BENEFIT PLAN


                       REFLECTING ALL AMENDMENTS TO DATE

                              TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I - General........................................................  1
     1.1   Establishment and Effective Date................................  1
     1.2   Applicability...................................................  1

ARTICLE II - Definitions...................................................  1
     2.1   Account or Accounts.............................................  1
     2.2   Accrued Benefit.................................................  2
     2.3   Active Participant..............................................  2
     2.4   Authorized Leave of Absence.....................................  2
     2.5   Beneficiary.....................................................  2
     2.6   Beneficiary Designation Form....................................  3
     2.7   Board of Directors..............................................  3
     2.8   Code............................................................  3
     2.9   Committee.......................................................  3
     2.10  Commonly Controlled Entity......................................  3
     2.11  Company.........................................................  3
     2.12  Compensation....................................................  3
     2.13  Disability or Disabled..........................................  5
     2.14  Effective Date..................................................  5
     2.15  Eligibility Computation Period..................................  5
     2.16  Eligible Employee...............................................  5
     2.17  Employee........................................................  6
     2.18  Employer........................................................  6
     2.19  Employer Contributions..........................................  6
     2.20  Entry Date......................................................  6
     2.21  ERISA...........................................................  6
     2.22  Family Member...................................................  6
     2.23  401(k) Election.................................................  6
     2.24  401(k) Election Form............................................  6
     2.25  Forfeiture......................................................  7
     2.26  Highly Compensated Employee.....................................  7
     2.27  Hour of Service.................................................  9
     2.28  Investment Fund................................................. 10
     2.29  Non-highly Compensated Employee................................. 10
     2.30  Normal Retirement Date.......................................... 10
     2.31  One Year Break in Service....................................... 10
     2.32  Parental Leave.................................................. 10
     2.33  Participant..................................................... 11
     2.34  Plan............................................................ 11
     2.35  Plan Administrator.............................................. 11
     2.36  Plan Year....................................................... 11
     2.37  Related Plan.................................................... 11
     2.38  Required Beginning Date......................................... 11
     2.39  Rollover Contribution........................................... 11
     2.40  Termination of Employment....................................... 12
     2.41  Trust........................................................... 12
     2.42  Trust Agreement................................................. 12
     2.43  Trust Fund...................................................... 12

                              TABLE OF CONTENTS
                                 (Continued)

                                                                          PAGE
                                                                          ----
     2.44  Trustee......................................................... 12
     2.45  Valuation Date.................................................. 12
     2.46  Year of Eligibility Service..................................... 12
     2.47  Year of Vesting Service......................................... 12

ARTICLE III - Participation................................................ 14
     3.1   Participation................................................... 14
     3.2   Certification of Participation and Compensation to
            Committee...................................................... 14
     3.3   Participation Upon Change of Job Status......................... 14
     3.4   Participation Upon Reemployment................................. 14

ARTICLE IV - Contributions................................................. 15
     4.1   401(k) Contributions............................................ 15
     4.2   Matching Contributions.......................................... 16
     4.3   Special Employer Contributions.................................. 16
     4.4   Profit Sharing Contributions.................................... 17
     4.5   401(k) Elections................................................ 17
     4.6   Prevented Contributions......................................... 18
     4.7   Rollover Contributions.......................................... 18

ARTICLE V - Restrictions and Limitations on Contributions.................. 19
     5.1   Order of Application of the Restrictions and
            Limitations on Contributions................................... 19
     5.2   Restrictions on 401(k) Contributions............................ 19
     5.3   401(k) Discrimination Limits.................................... 22
     5.4   Restrictions on Matching Contributions.......................... 25
     5.5   Multiple Use of Section 5.3 and Section 5.4..................... 28

ARTICLE VI - Allocations of Contributions.................................. 29
     6.1   401(k) Contributions............................................ 29
     6.2   Matching Contributions and Forfeitures.......................... 29
     6.3   Special Employer Contributions.................................. 30
     6.4   Profit Sharing Contributions.................................... 30
     6.5   Limitations on Contributions.................................... 30

ARTICLE VII - Trustee and Trust Fund....................................... 33
     7.1   Trust Agreement................................................. 33
     7.2   Selection of Trustee............................................ 33
     7.3   Trustee's Duties................................................ 33
     7.4   Trust Expenses.................................................. 34
     7.5   Trust Entity.................................................... 34
     7.6   Separate Accounts............................................... 34
     7.7   Investment Funds................................................ 34
     7.8   Trust Income.................................................... 36
     7.9   Correction of Error............................................. 37
     7.10  Right of the Employers to Trust Assets.......................... 37

                              TABLE OF CONTENTS
                                 (Continued)

                                                                          PAGE
                                                                          ----
ARTICLE VIII - Benefits.................................................... 38
     8.1   Payment of Benefits in General.................................. 38
     8.2   Payment of Vested Accrued Benefit on Termination of
            Employment..................................................... 39
     8.3   Payment of Vested Accrued Benefit on Death...................... 39
     8.4   Lump Sum Payment Without Election............................... 41
     8.5   Vested Interests................................................ 41
     8.6   Deduction of Taxes from Amounts Payable......................... 43
     8.7   Deadline for Payment of Benefits................................ 44
     8.8   Facility of Payment............................................. 44
     8.9   Spousal Consent to a Waiver..................................... 44
     8.10  Form of Payment................................................. 45
     8.11  Improper Payment of Benefits.................................... 45

ARTICLE IX - Administration................................................ 45
     9.1   Board of Directors Duties....................................... 45
     9.2   Committee Membership............................................ 45
     9.3   Committee Structure............................................. 45
     9.4   Committee Actions............................................... 46
     9.5   Committee Duties................................................ 46
     9.6   Allocations and Delegations of Responsibility................... 47
     9.7   Committee Bonding and Expenses.................................. 48
     9.8   Information to be Supplied by Employer.......................... 48
     9.9   Records......................................................... 48
     9.10  Fiduciary Capacity.............................................. 48
     9.11  Plan Administrator.............................................. 48
     9.12  Committee/Plan Administrator Decisions Final.................... 49
     9.13  Company, Committee and Trustee as Agent......................... 49
     9.14  Fiduciary Responsibility........................................ 49

ARTICLE X - Claims Procedure............................................... 50
     10.1  Initial Claim for Benefits...................................... 50
     10.2  Review of Claim Denial.......................................... 50

ARTICLE XI - Amendment and Termination of the Plan......................... 51
     11.1  Discontinuance of Contributions................................. 51
     11.2  Amendments...................................................... 51
     11.3  Plan Termination................................................ 52
     11.4  Payment Upon Termination........................................ 52
     11.5  Withdrawal from the Plan by an Employer......................... 52

ARTICLE XII - Top Heavy Provisions......................................... 52
     12.1  Application..................................................... 52
     12.2  Special Top Heavy Definitions................................... 53
     12.3  Special Top Heavy Provisions.................................... 60

                              TABLE OF CONTENTS
                                 (Continued)

                                                                          PAGE
                                                                          ----
ARTICLE XIII - Miscellaneous Provisions.................................... 63
     13.1  Employer Joinder................................................ 63
     13.2  Company Merger.................................................. 63
     13.3  Plan Merger..................................................... 64
     13.4  Indemnification................................................. 64
     13.5  Unclaimed Amounts............................................... 64
     13.6  Plan Governs.................................................... 64
     13.7  Nonalienation of Benefits....................................... 65
     13.8  Qualified Domestic Relations Order.............................. 65
     13.9  Contract of Employment.......................................... 66
     13.10 Source of Benefits.............................................. 66
     13.11 Employees' Trust................................................ 67
     13.12 Gender and Number............................................... 67
     13.13 Headings........................................................ 67
     13.14 Uniform and Non-Discriminatory Application of
            Provisions..................................................... 67
     13.15 Invalidity of Certain Provisions................................ 67
     13.16 Law Governing................................................... 67

ARTICLE XIV - Direct Rollovers............................................. 67
     14.1   Direct Rollovers............................................... 67
     14.2   Definitions.................................................... 68

                                   ARTICLE I

                                   GENERAL


     1.1 ESTABLISHMENT AND EFFECTIVE DATE. The Checker Employees' 401(k) Retirement Benefit Plan (the "Plan") is established effective January 1, 1990, as set forth herein. [THE FOLLOWING SENTENCE IS EFFECTIVE PRIOR TO JULY 1, 1994] It is intended that this Plan shall qualify under Sections 401(a) and 401(k) of the Code. [THE FOLLOWING SENTENCE IS EFFECTIVE AFTER JUNE 30, 1994] The Plan is intended to be a profit sharing plan qualified under Sections 401(a) and 401(k) of the Internal Revenue Code, and is intended to meet the requirements relating to participant directed accounts contained in the Department of Labor regulations promulgated under Section 404(c) of the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

     1.2 APPLICABILITY. The Plan shall apply to persons who are Employees of an Employer on or after January 1, 1990, except as otherwise specifically provided herein.


                                  ARTICLE II

                                 DEFINITIONS

     When used herein the following words shall have the following meanings unless the context clearly indicates otherwise.

     2.1 "ACCOUNT" or "ACCOUNTS" means a Participant's share in the Trust. Each Participant shall have the following Accounts:

           (a) A "401(k) ACCOUNT" to which shall be credited the Participant's 401(k) Contributions made to the Trust in accordance with
     Section 4.1, and Special Employer Contributions made to the Trust in accordance with Sections 4.3 and 5.3(b), plus income and gains and less expenses and losses attributable thereto. A Participant's 401(k) Account shall be reduced by any distributions therefrom and shall be fully vested and nonforfeitable.

           (b) A "MATCHING CONTRIBUTION ACCOUNT" to which shall be credited the Participant's Matching Contributions and Forfeitures made to the Trust in accordance with Sections 4.2 and 8.5(e), and Special Employer Contributions made to the Trust in accordance with Sections 4.3 and 5.4(b), plus income and gains and less expenses and losses attributable thereto. A Participant's Matching Contribution Account shall be reduced by any distributions therefrom and shall vest in accordance with Sections 8.5 and 11.4.

           (c) A "PROFIT SHARING CONTRIBUTION ACCOUNT" to which shall be credited the Participant's Profit Sharing Contributions made to the Trust in accordance with Section 4.4 and Minimum Employer Contributions, if any, made to the Plan pursuant to Section 12.3(a), plus income and gains and less expenses and losses attributable thereto. A Participant's Profit Sharing Contribution Account shall be reduced by any distributions therefrom and shall be vested in accordance with Sections 8.5 and 11.4.

           (d) A "ROLLOVER CONTRIBUTION ACCOUNT" to which shall be credited the Participant's Rollover Contributions made to the Trust in accordance with Section 4.7 plus income and gains and less expenses and losses attributable thereto. A Participant's Rollover Contribution Account shall be reduced by any distributions therefrom and shall be fully vested and nonforfeitable.

     2.2 "ACCRUED BENEFIT" means a Participant's interest in the Trust composed of such Participant's Accounts. The value of an Accrued Benefit at any time during any Plan Year shall be its value as adjusted on the coinciding or immediately preceding Valuation Date.

     2.3  "ACTIVE PARTICIPANT" means

           (a) with respect to Profit Sharing Contributions, Matching Contributions, and Special Employer Contributions made pursuant to Sections
     4.3 and 5.4(b), a Participant

                 (1) who is an Eligible Employee as of the last day of the Plan Year or

                 (2) who was an Eligible Employee as of any day of the Plan Year and had a Termination of Employment during the Plan Year on account of death, Disability or on or after Normal Retirement Date; or

           (b) for all other purposes, a Participant who is an Eligible Employee on any day of the Plan Year.

     2.4 "AUTHORIZED LEAVE OF ABSENCE" means any absence authorized by an Employer under the Employer's standard personnel practices. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee returns to employment with the Employer with reemployment rights provided by law.

     2.5 "BENEFICIARY" means any person designated by the Plan or by a Participant in accordance with Section 8.3 to receive any benefits which shall be payable under the Plan on the Participant's death.

     2.6 "BENEFICIARY DESIGNATION FORM" means the form provided or permitted by the Committee on which the Participant, in accordance with Section 8.3, may
(a) designate his Beneficiary, (b) select the form of his Beneficiary's benefit and (c) elect to permit his Beneficiary to change the form of the Beneficiary's benefit.

     2.7 "BOARD OF DIRECTORS" means the board of directors of Checker Motors Corporation, as general partner of the Company.

     2.8 "CODE" means the Internal Revenue Code of 1986, as amended from time to time and any subsequent Internal Revenue Code. References to any section of the Code shall be deemed to include similar sections of the Code as renumbered or amended.

     2.9 "COMMITTEE" means the committee appointed pursuant to Article IX to administer the Plan.

     2.10 "COMMONLY CONTROLLED ENTITY" means a corporation, trade, or business if it and an Employer are members of a controlled group of corporations as defined in Section 414(b) of the Code or under common control as defined in
Section 414(c) of the Code or members of an affiliated service group as defined in Section 414(m) of the Code or members of a group the members of which are required to be aggregated pursuant to regulations under Section 414(o) of the Code.

     2.11 "COMPANY" means Checker Motors Co., L.P., or any successor entity by merger, consolidation, purchase, or otherwise which elects to adopt the Plan and Trust.

     2.12  "COMPENSATION" means the amounts described below.

           (a) Except as provided in (b) and (c), Compensation means the total amount of cash compensation paid during the Plan Year to a Participant, while a Participant in the Plan, by the Employer including regular salary, wages, commissions, bonus, and overtime and any amounts by which the Employee's compensation is reduced by salary reduction or any similar arrangement under the Plan, any Related Plan or any cafeteria plan (as described in Code Section 125) maintained by an Employer, but excluding any other benefits paid under the Plan or under any other qualified plan described in Section 401(a) of the Code, or other deferred compensation, stock options, or any other distributions which receive special tax benefit.

           (b) For purposes of determining the limitations under Section 6.5 and Article XII (except for determining a Key Employee under Section 12.2(d)), Compensation means total compensation paid to the Employee by an Employer or a Commonly Controlled Entity in the Plan Year, not increased by any amount by which the Employee's compensation is reduced by salary reduction or any similar arrangement under the Plan, any Related Plan or any cafeteria plan (as described in Code Section 125) maintained by an Employer or Commonly Controlled Entity, and excluding any benefits under the Plan or any other qualified plan described in Section 401(a) of the Code, or other deferred compensation, stock options, or any other distributions which receive special tax benefit;

           (c)   For purposes of determining Highly Compensated Employees under
     Section 2.26, Key Employees under Section 12.2(d), the Actual Deferral Percentage under Section 5.3 and the Average Contribution Percentage under
     Section 5.4, Compensation means total compensation paid to an Employee by an Employer or Commonly Controlled Entity during the Plan Year, increased by any amounts by which the Employee's compensation is reduced by salary reduction or similar arrangement under the Plan, any Related Plan or any cafeteria plan (as described in Code Section 125) maintained by an Employer or a Commonly Controlled Entity, and excluding any benefits paid under the Plan or under any other qualified plan described in Section 401(a) of the Code, and excluding other deferred compensation, stock options and any other distributions which receive special tax benefit. [EFFECTIVE FOR
     PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1992] Notwithstanding the foregoing provisions of this Section 2.12(c), for the purpose of determining the Actual Deferral Percentage under Section 5.3 and the Average Contribution Percentage under Section 5.4, the Plan Administrator may, for any Plan Year, limit the period used to determine an Employee's compensation to that portion of the Plan Year in which the Employee was an Eligible Employee, provided that such limit is applied uniformly to all Eligible Employees under the Plan for the Plan Year. The Plan Administrator may change such determination from Plan Year to Plan Year.

           (d) Notwithstanding any other provision of the Plan to the contrary, except for purposes of determining Highly Compensated Employees under Section 2.26 and except for purposes of Section 6.5, the amount of an Employee's annual Compensation taken into account under the Plan shall not exceed the following limitations:

                 (i) for Plan Years ending on or before December 31, 1993, $200,000, adjusted from time to time by the Secretary of the Treasury at the same time and in the same manner as under Section 415(d) of the Code; and

                 (ii) for Plan Years beginning on or after January 1, 1994, $150,000 as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with

           Section 401(a)(17)(B) of the Code, and prorated for any period that consists of fewer than 12 months.

     For purposes of the preceding sentence, in determining the Compensation of any Employee who is a Highly Compensated Employee in the group consisting of the top ten persons employed by the Company and all Commonly Controlled Entities who are paid the greatest compensation (without regard to this sentence), or any Five Percent Owner, there shall be included the Compensation paid to such Employee's spouse and any lineal descendant of the Highly Compensated Employee who has not attained age 19 before the end of the applicable Plan Year.

     2.13 "DISABILITY" or "DISABLED" means an injury or illness which qualifies the Participant for permanent disability insurance payments in accordance with the Federal Social Security Act, provided that if the Participant is not entitled to receive permanent disability insurance payments under the Federal Social Security Act for reasons not associated with the seriousness and permanency of his incapacity, the Committee may, in its discretion, make a determination of whether the Participant has incurred a Disability by applying those standards applied to determine whether a Participant is entitled to receive permanent disability payments under the Federal Social Security Act, other than those not associated with the seriousness or permanency of the Participant's incapacity.

     2.14  "EFFECTIVE DATE" means January 1, 1990.

     2.15 "ELIGIBILITY COMPUTATION PERIOD" means the 12 consecutive month period commencing with the date that an Employee is employed (or reemployed after a One Year Break in Service) by an Employer or other Commonly Controlled Entity, and, thereafter, each Plan Year commencing with the Plan Year which includes the first anniversary of the employment (or reemployment after a One-Year Break in Service) by the Employer or Commonly Controlled Entity.

     2.16 "ELIGIBLE EMPLOYEE" means any Employee who is employed by an Employer, including a person on an Authorized Leave of Absence, but excluding
(a) any Employee who is a member of a collective bargaining unit represented by a collective bargaining agent with which the Employer has or has had a bargaining agreement, unless an agreement between the Employer and the collective bargaining agent requires that members of the collective bargaining unit participate in the Plan, and (b) those Employees who were eligible to participate in the Yellow Cab Company - Local 777 DUOC Pension Plan and those Employees who are in the same job category as those Employees who were so eligible.

     2.17 "EMPLOYEE" means any person who is employed by the Company or Commonly Controlled Entity excluding an independent contractor and any leased employee (as defined in Section 414(n) of the Code).

     2.18  "EMPLOYER" means the Company and any other Commonly Controlled
Entity which, pursuant to Section 13.1 of the Plan, elects to adopt the Plan and the Trust Agreement.

     2.19 "EMPLOYER CONTRIBUTIONS" means the following payments made from time to time by an Employer to the Trustee:

           (a)   "401(k) CONTRIBUTIONS" made pursuant to Section 4.1;

           (b)   "MATCHING CONTRIBUTIONS" made pursuant to Section 4.2;

           (c)   "PROFIT SHARING CONTRIBUTIONS" made pursuant to Section 4.4;

           (d)   "SPECIAL EMPLOYER CONTRIBUTIONS" made pursuant to Section
     4.3; and

           (e)   "MINIMUM EMPLOYER CONTRIBUTIONS", if any, made pursuant to
     Section 12.3(a).

     2.20 "ENTRY DATE" means April 1, 1990 and July 1, 1990, and thereafter, January 1 and July 1 of each Plan Year.

     2.21 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.22 "FAMILY MEMBER" shall mean an Employee who is a spouse, a lineal ascendant or descendant, or the spouse of a lineal ascendant or descendant of any Highly Compensated Employee who is in the group consisting of the ten persons employed by the Company or Commonly Controlled Entity paid the greatest Compensation (without regard to this sentence) or any Five Percent Owner and such spouse, lineal ascendants or descendants, or their spouses. A Family Member shall not be treated as an individual for purposes of determining Compensation under the Plan.

     2.23 "401(k) ELECTION" means the election to have Compensation reduced which has been made on a properly completed and executed form which has been filed by the Participant with the Committee in accordance with Sections 4.1 and 4.5.

     2.24 "401(k) ELECTION FORM" means the form provided by the Committee to the Participant for the purpose of making 401(k) Elections, as provided in Sections 4.1 and 4.5.

     2.25 "FORFEITURE" means the portion of a Participant's Accrued Benefit which is forfeited as provided in Section 8.5 or Section 13.5.

     2.26 "HIGHLY COMPENSATED EMPLOYEE" means the individuals described below.

           (a) For any Plan Year (subject to subsections (b) and (c)), a Highly Compensated Employee is any Participant who at any time during the Plan Year or the preceding Plan Year:

                 (1) was an Employee and at any time a more than five percent (5%) owner, as defined in Code Section 416(i)(1) (or was considered as owning more than five percent (5%) within the meaning of Section 318 of the Code) ("Five Percent Owner"), of the Company or Commonly Controlled Entity who was employed by the Company or a Commonly Controlled Entity;

                 (2) received Compensation in excess of $85,485 (in 1990, adjusted from time to time by the Secretary of Treasury at the same time and in the same manner as under Section 415(d) of the Code);

                 (3) (A) received Compensation in excess of $56,990 (in 1990, adjusted from time to time by the Secretary of Treasury at the same time and in the same manner as under Section 415(d) of the Code) and
           (B) was in the group consisting of the top 20% of the total number of Employees of the Company and Commonly Controlled Entities when ranked on the basis of Compensation paid during such year; provided that, for purposes of determining the total number of Employees of the Company and Commonly Controlled Entities, the following individuals shall be excluded:

                         individuals who have not completed six months of
                 service,

                         individuals who normally work less than 17-1/2 hours
                 per week,

                         individuals who normally work during not more than six
                 months during any year,

                         individuals who have not attained age 21,

                         except to the extent provided in regulations,
                 individuals who are members of a collective bargaining unit represented by a collective bargaining agent with which the Company or Commonly Controlled Entity has or has had a bargaining agreement, and individuals who are non-resident aliens and who receive
                 no earned income (within the meaning of Code Section 911(d)(2)) from the Company or a Commonly Controlled Entity which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)); or

                 (4) was at any time an officer of the Company or a Commonly Controlled Entity and received Compensation greater than 50% of the amount (the "Dollar Limit") in effect under Section 415(b)(1)(a) of the Code ($102,582 in 1990, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Code); provided that no more than a total of 50 individuals (or, if less, the greater of 3 individuals or 10% of the Employees of the Company and Commonly Controlled Entities) shall be treated as officers; and further provided that the individuals excluded under Section 2.26(a)(3) shall also be excluded under this
           Section 2.26(a)(4). If, for the Plan Year for which the determination is being made and the preceding Plan Year, no officer of the Company or Commonly Controlled Entity receives Compensation greater than 50% of the applicable Dollar Limit, then the highest paid officer of the Company or Commonly Controlled Entity shall be treated as a Highly Compensated Employee for the Plan Year for which the determination is being made.

           (b) Any individual not described in subsection (2), (3) or (4) for the preceding Plan Year shall not be treated as described in subsection
     (2), (3), or (4) for the Plan Year unless such individual is a member of the group consisting of the 100 Employees of the Company and Commonly Controlled Entities who were paid the greatest Compensation during the Plan Year for which such determination is being made.

           (c) A former Employee shall be treated as a Highly Compensated Employee if such individual was a Highly Compensated Employee at the time of his Termination of Employment or at any time after attaining age 55.

     The Committee may elect to apply Section 2.26(a)(3)(i), (ii), (iii) or (iv) by substituting a shorter period of service, smaller number of hours or months, or lower age for period of service, number of hours or months, or age (as applicable) than that specified in such Sections.

     Solely for purposes of this Section, the Compensation of (1) any Highly Compensated Employee in the group consisting of the ten (10) persons employed by the Company or Commonly Controlled Entity paid the greatest Compensation (without regard to this sentence), or (2) any Five Percent Owner of the Company or Commonly Controlled Entity, shall include any Compensation paid to a Family Member.

     2.27 "HOUR OF SERVICE" means each hour for which an Employee is paid, or entitled to payment, by an Employer or a Commonly Controlled Entity:

           (a)   for the performance of duties;

           (b) on account of a period of time during which no duties were performed; provided that, no more than 1,000 Hours of Service shall be credited for any single continuous period during which an Employee performs no duty, and provided that Hours of Service shall not be credited for payments made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, or for reimbursement of medical expenses; and

           (c) for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer; provided that the same Hours of Service have not already been credited under (a) or (b) above.

     For Employees who are paid on other than an hourly basis, Hours of Service shall be credited for each payroll period of the Employee for which the Employee receives or is entitled to receive compensation according to the following chart:

           Payroll Period               Hours of Service Credited
           --------------               -------------------------
           (1) Daily                                  10
           (2) Weekly                                 45
           (3) Bi-Monthly                             95
           (4) Monthly                               190

     To the extent not credited above, for periods of Authorized Leave of Absence, an Employee shall be credited with the number of hours for which he would have been regularly scheduled for such periods if he had not been on such Authorized Leave of Absence.

     To the extent not credited above, solely for purposes of avoiding a One Year Break in Service, for periods of absence from work on account of Parental Leave, an Employee shall be credited, but not in excess of the number of Hours of Service required to bring the total of Hours of Service for the Eligibility Computation Period or Plan Year, as applicable, to 501, with

           (1) the Hours of Service which normally would have been credited to such individual but for the Parental Leave or

           (2) 8 Hours of Service per day of such absence if the Plan is unable to determine the Hours of Service which would have been credited to such individual but for the Parental Leave.

     An Employee's Hours of Service for absence on account of Parental Leave shall be credited to the Eligibility Computation Period or Plan Year, as applicable, in which absence because of a Parental Leave commenced, except that if such Hours of Service are not needed to prevent a One Year Break in Service in the Eligibility Computation Period or Plan Year, as applicable, in which the absence because of Parental Leave commenced and if such Parental Leave continues into a subsequent Eligibility Computation Period or Plan Year, as applicable, the Hours of Service shall be credited to the subsequent Eligibility Computation Period or Plan Year, as applicable.

     The determination of Hours of Service for reasons other than the performance of duties shall be determined in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(b), and Hours of Service shall be credited to computation periods in accordance with the provisions of Labor Department Regulations Section 2530.200b-2(c).

     2.28 "INVESTMENT FUND" means any of the funds designated from time to time by the Committee pursuant to Section 7.7 for the investment of Trust Fund assets.

     2.29 "NON-HIGHLY COMPENSATED EMPLOYEE" means an Employee who is neither a Highly Compensated Employee nor a Family Member.

     2.30 "NORMAL RETIREMENT DATE" means the date on which a Participant attains age 65.

     2.31 "ONE YEAR BREAK IN SERVICE" means (a) for purposes of determining Years of Eligibility Service, an Eligibility Computation Period during which the Employee is not credited with at least 501 Hours of Service; and (b) for purposes of determining Years of Vesting Service, a Plan Year during which a Participant is credited with less than 501 Hours of Service.

     2.32 "PARENTAL LEAVE" means a period of time during which an Employee is absent from work: (a) by reason of the pregnancy of the Employee, (b) by reason of the birth of a child of the Employee, (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such

Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement. An absence from work shall not be a Parental Leave unless the Employee furnishes the Committee such timely information as may reasonably be required to establish that the absence from work was for one of the reasons specified in this Section 2.33 and the number of days for which there was such an absence. Nothing contained herein shall be construed to establish an Employer policy of treating a Parental Leave as an Authorized Leave of Absence.

     2.33 "PARTICIPANT" means an Eligible Employee participating in the Plan as provided in Article III.

     2.34 "PLAN" means the Checker Employees' 401(k) Retirement Benefit Plan, as set forth herein and as from time to time amended.

     2.35 "PLAN ADMINISTRATOR" means the person, persons or group appointed to act as Plan Administrator under Section 9.11, and in the absence of such appointment, the Committee.

     2.36  "PLAN YEAR" means the calendar year.

     2.37 "RELATED PLAN" means any other defined contribution plan or a defined benefit plan (as defined in Section 415(k) of the Code) maintained by an Employer or a Commonly Controlled Entity, respectively called a "Related Defined Contribution Plan" and a "Related Defined Benefit Plan."

     2.38 "REQUIRED BEGINNING DATE" means April 1 of the calendar year following:

           (a) for a Participant to whom Section 2.38(b) does not apply, the calendar year in which the Participant reaches age 70-1/2, and

           (b) for a Participant who reached age 70-1/2 prior to January 1, 1988 and who is not a Five Percent Owner of the Employer (as defined in Section 2.26(e)) at any time during the calendar year in which he reached age 70-1/2 or any of the four (4) prior Plan Years, the calendar year in which he has a Termination of Employment, provided that if any such Participant becomes a Five Percent Owner during any Plan Year after he reaches age 70-1/2, the "REQUIRED BEGINNING DATE" for such Participant shall be the April 1 of the calendar year following the calendar year in which such Plan Year ends.

     2.39 "ROLLOVER CONTRIBUTION" shall mean a rollover contribution as described in Code Section 402(a)(5) [CODE SECTION

402(c), EFFECTIVE JANUARY 1, 1993], Code Section 403(a)(4), or Code Section 408(d)(3).

     2.40 "TERMINATION OF EMPLOYMENT" means (a) a resignation by an Employee for any reason, (b) a dismissal or layoff of an Employee for any reason, (c) death or retirement, (d) a failure to return to work without reasonable cause, as determined by the Employer, after the conclusion of an Authorized Leave of Absence or (e) any other termination of employment. The transfer of an Employee from employment by an Employer or a Commonly Controlled Entity to employment by another Employer or a Commonly Controlled Entity shall not be a Termination of Employment.

     2.41 "TRUST" means the trust established and maintained for the purposes of the Plan, which is administered by the Trustee in accordance with the provisions of the Trust Agreement.

     2.42 "TRUST AGREEMENT" means the agreement between the Company and the Trustee establishing the Checker Employees' 401(k) Retirement Benefit Trust, and any amendments thereto.

     2.43 "TRUST FUND" means all property, real or personal, received or held by the Trustee plus all income and gains and minus all losses, expenses, and distributions chargeable thereto.

     2.44 "TRUSTEE" means any corporation, individual or individuals who shall accept the appointment as trustee to execute the duties of the Trustee, as specifically set forth in the Trust Agreement.

     2.45 "VALUATION DATE" means the last business day of the Plan Year and such additional dates as the Committee shall deem appropriate.

     2.46 "YEAR OF ELIGIBILITY SERVICE" means an Eligibility Computation Period during which an Employee is credited with at least 1,000 Hours of Service.

     2.47  "YEAR OF VESTING SERVICE" means

           (a) Except as otherwise provided below, each calendar year during which an Employee is credited with at least 1,000 Hours of Service.

           (b) Except as otherwise provided below, an Employee's years and fractions of years of service in the armed forces of the United States, if he retains employment rights with the Employer or a Commonly Controlled Entity under the laws of the United State and if he resumes employment with the Employer or a Commonly Controlled Entity following the expiration of such military service but only to the extent required by law to be recognized by this Plan.

           (c) With respect to an Employee who, immediately prior to December 31, 1989, was employed by International Controls Corp. and who became an Employee on January 11, 1989, for periods prior to January 11, 1989, a number of Years of Vesting Service equal to his full years of service credited for vesting purposes under the Retirement Plan for Great Dane Trailers, Inc. as of January 11, 1989.

           (d) With respect to any other Employee whose service prior to 1990 was determined on the basis of elapsed time, the number of full years of service credited to the employee prior to 1990; provided that for periods prior to January 1, 1986, a Participant who was a participant in the Checker Taxi Company, Inc. Pension Plan for Salaried Employees or the Calumet Insurance Company Salaried Pension Plan (collectively, the "Merged Plans") on December 31, 1985 shall not be credited with Years of Vesting Service as provided above, but shall be credited with his years of vesting service credited under the Merged Plans as of December 31, 1985.

     Notwithstanding the foregoing, in determining a Participant's Years of Vesting Service, the following shall be excluded:

           (e) If a Participant who has no vested interest in any Employer Contributions incurs five (5) or more consecutive One Year Breaks in Service, Years of Vesting Service accrued prior to such consecutive One Year Breaks in Service shall be excluded;

           (f) If a Participant has a One Year Break in Service, the Participant's Vesting Service prior to the One Year Break in Service shall be excluded until the Participant has completed one year of Vesting Service after the One Year Break in Service;

           (g) If a Participant has a Termination of Employment and receives a distribution of less than 100% of his Accrued Benefit, then, upon his reemployment, the Vesting Service with which he was credited for the period prior to such Termination of Employment shall be excluded unless the Participant repays such distribution in accordance with Section 8.5(d);

           (h) Years of Vesting Service accrued prior to attainment of age 18 shall be excluded.

                                  ARTICLE III

                                PARTICIPATION

     3.1 PARTICIPATION. Each Eligible Employee shall become a Participant on the first Entry Date coinciding with or next following the date on which he completes one (1) Year of Eligibility Service and attains age twenty-one (21). Each Participant shall continue to be a Participant until the later of his Termination of Employment or the date his entire vested Accrued Benefit is distributed from the Plan.

     Admission to participation in the Plan shall only be made when an Eligible Employee is not on an Authorized Leave of Absence or serving with the Armed Forces of the United States.

     3.2 CERTIFICATION OF PARTICIPATION AND COMPENSATION TO COMMITTEE. Each Employer shall certify to the Committee, within a reasonable time after each Entry Date, the names of all new Participants. Each Employer, within a reasonable time after the last day of each Plan Year, shall certify to the Committee each Participant's Compensation during such Plan Year and such other information as the Committee may request.

     3.3 PARTICIPATION UPON CHANGE OF JOB STATUS. An Employee who has satisfied the age and service requirements of Section 3.1, but who is not a Participant because he is not an Eligible Employee, shall become a Participant on the Entry Date coincident with or next following his becoming an Eligible Employee, but not earlier than the date he would have become a Participant had he been an Eligible Employee at all times, provided that such Eligible Employee's 401(k) Election shall not become effective prior to the first day of the payroll period coinciding with or next following the date on which he becomes a Participant.

     3.4 PARTICIPATION UPON REEMPLOYMENT. An Employee who has a Termination of Employment and thereafter becomes an Eligible Employee shall become a Participant immediately upon becoming an Eligible Employee; provided, however, that in the case of an Employee who was not a Participant immediately before such Termination of Employment the Employee shall not become a Participant earlier than the date he would have become a Participant had he been an Eligible Employee at all times, and further provided that such Eligible Employee's 401(k) Election shall not become effective prior to the first day of the payroll period coinciding with or next following the date on which he becomes a Participant.

                                  ARTICLE IV

                                CONTRIBUTIONS

     4.1  401(k) CONTRIBUTIONS.

           (a) 401(k) CONTRIBUTIONS. Each Active Participant shall, commencing as of the first day of the payroll period coinciding with or next following the date on which he becomes a Participant, have his Compensation reduced for each Plan Year by the amount (if any) specified in his 401(k) Election made in accordance with this Section 4.1(a) and Section
     4.5. Each Employer shall contribute to the Trust, as a 401(k) Contribution on behalf of each Active Participant employed by the Employer, the amount by which such Participant's Compensation has been reduced under such Participant's 401(k) Election. For each Plan Year [COMMENCINIG PRIOR TO JANUARY 1, 1991], the 401(k) Election, if any, of a Participant shall equal a minimum of one percent (1%) up to a maximum of six percent (6%) of his Compensation, except that, for the Plan Year commencing January 1, 1990, a Participant making a 401(k) Election on or before March 30, 1990 shall have his Compensation reduced commencing with Compensation paid on or after April 1, 1990, and the 401(k) Election, if any, of the Participant shall equal a minimum of one and one third percent (1-1/3%) up to a maximum of eight percent (8%) of his Compensation paid on or after April 1, 1990. For each Plan Year [COMMENCING ON OR AFTER JANUARY 1, 1991], the 401(k) Election, if any, of a Participant shall equal a minimum of one percent (1%) up to a maximum of ten percent (10%) (or such greater or lesser percentage as teh Committee may from time to time determine) of his Compensation. A Participant's 401(k) Election, if any, shall be made by written authorization in increments of 1% (for Plan Years beginning on or after January 1, 1991), in accordance with such rules as the Committee, in its discretion, shall from time to time specify; provided that 401(k) Contributions for any calendar year or Plan Year shall be subject to
     Section 5.2 and shall not exceed an amount which may from time to time be established by the Committee or a pro rata portion of said amount for any partial Plan Year or calendar year of contributions.

           (b) DEADLINE FOR 401(k) CONTRIBUTIONS. Each Employer shall contribute the 401(k) Contributions for each Plan Year to the Trustee as soon as reasonably possible after the Participant's Compensation has been reduced for each pay period at such time as the Committee shall from time to time determine, but not later than twelve (12) months after the last day of the Plan Year to which such 401(k) Contribution relates or, with the approval of the Committee, by such later date as may be permitted under applicable law, Treasury Regulations and Rulings of the Internal Revenue Service.

     4.2  MATCHING CONTRIBUTIONS.

           (a) MATCHING CONTRIBUTIONS. For each Plan Year, each Employer shall contribute on behalf of each Active Participant employed by the Employer a Matching Contribution in an amount equal to twenty-five percent (25%) (or such lesser or greater percentage as the Board may determine) of that portion of such Active Participant's 401(k) Contribution made pursuant to Section 4.1 which does not exceed four percent (4%) of such Active Participant's Compensation. Notwithstanding the foregoing, for the Plan Year beginning January 1, 1990 the amount of the Matching Contribution shall be equal to twenty-five percent (25%) (or such lesser or greater percentage as the Board may determine) of that portion of such Active Participant's 401(k) Contribution made pursuant to Section 4.1 which does not exceed five and one-third percent (5-1/3%) of such Active Participant's Compensation paid on or after April 1, 1990.

           (b) DEADLINE FOR CONTRIBUTIONS. Matching Contributions for each Plan Year shall be delivered to the Trustee as soon as reasonably possible after the end of the Plan Year on or before such date as the Committee shall specify, but not later than the due date for the filing of the federal income tax return (including any extensions) of the Employer for the tax year during which the last day of such Plan Year occurs.

     4.3  SPECIAL EMPLOYER CONTRIBUTIONS.

           (a) SPECIAL EMPLOYER CONTRIBUTIONS. For each Plan Year, the Company may, on or before the due date (including extensions) for filing the Company's federal income tax return for the tax year during which the last day of such Plan Year occurs, elect to have the Company and the other Employers make Special Employer Contributions to the Trust in such amounts (if any) as the Company may determine. In any Plan Year in which the Company elects to have such Special Employer Contributions made, each Employer shall contribute a fractional portion of the Special Employer Contribution in an amount equal to the total Special Employer Contribution multiplied by a fraction, (a) in the case of a Special Employer Contribution made for purposes of Section 5.3(b), the numerator of which is the 401(k) Contributions made for all Active Participants of the Employer who are Non-highly Compensated Employees for the Plan Year, and the denominator of which is the total of all 401(k) Contributions for the Plan Year made for Active Participants who are Non-highly Compensated Employees, and (b) in the case of a Special Employer Contribution made for purposes of
     Section 5.4(b),
     the numerator of which is the Matching Contribution made for all Active Participants of the Employer who are Non-highly Compensated Employees for the Plan Year, and the denominator of which is the total of all Matching Contributions for the Plan Year made for Active Participants who are Non-highly Compensated Employees.

           (b)   DEADLINE FOR SPECIAL EMPLOYER CONTRIBUTIONS.  Special
     Employer Contributions for each Plan Year shall be delivered to the Trustee on or before such date as the Committee shall specify, but not later than the due date for the filing of the federal income tax return (including extensions) of the Employer for the tax year during which the last day of such Plan Year occurs.

     4.4  PROFIT SHARING CONTRIBUTIONS.

     (a) PROFIT SHARING CONTRIBUTIONS. For each Plan Year the Company shall contribute to the Trust for Active Participants who are Employees of the Company as Profit Sharing Contributions such amount, if any, as may be determined by the Board of Directors, but in no event shall the Company contribute an amount for any Plan Year greater than the maximum amount deductible from income by the Company under the provisions of the Code.

     (b) OTHER PROFIT SHARING CONTRIBUTIONS. Each other Employer shall contribute to the Trust for each Plan Year for each Active Participant who is an Employee of that Employer as Profit Sharing Contributions an amount which is equal to the product of (1) the total Compensation for the Plan Year paid to Active Participants by such Employer, multiplied by (2) a fraction, the numerator of which is the Company's Profit Sharing Contribution for the Plan Year and the denominator of which is the total Compensation for the Plan Year paid to Active Participants by the Company.

     (c) DEADLINE FOR PROFIT SHARING CONTRIBUTIONS. The Profit Sharing Contributions for each Plan Year shall be delivered to the Trustee on or before the due date (including extensions thereof) for the filing of the federal income tax return of the Employer for the tax year within which or during which the last day of such Plan Year occurs. If the Employer makes Profit Sharing Contributions to the Plan for a Plan Year prior to the end of a Plan Year, the contributions shall be held in a separate suspense account until allocated pursuant to Section 5.1.

     4.5  401(k) ELECTIONS.  [EFFECTIVE PRIOR TO JULY 1, 1994]  A
Participant may make, change or revoke a 401(k) Election by filing with the Committee written notice of such election, change or revocation on such form and in such manner as the Committee may prescribe, provided that a 401(k) Election or a change or revocation shall apply solely to Compensation not yet payable as of the date of such election, change or revocation. A 401(k)

Election or change in a Participant's 401(k) Election shall be made as of January 1 or July 1 of any Plan Year ("Election Date"), and shall be effective on the first day of the payroll period which commences following such Election Date, except that the initial 401(k) Election of persons becoming eligible to participate in the Plan on April 1, 1990 shall be effective as provided in
Section 4.1(a). A revocation of a Participant's 401(k) Election may be made at any time and shall be effective on the first day of the payroll period which commences after such revocation is filed or at such later date as the Participant shall specify. Thereafter a new 401(k) Election may not be made until the next Election Date. The 401(k) Election by the Participant shall continue in effect, notwithstanding any change in Compensation, until such Participant shall change or revoke such 401(k) Election or until he shall cease to be an Active Participant.

     [EFFECTIVE AFTER JUNE 30, 1994] A Participant may make, change or revoke a 401(k) Election by filing with the Committee written notice of such election, change or revocation on such form and in such manner as the Committee may prescribe, provided that a 401(k) Election or a change or revocation shall apply solely to Compensation not yet payable as of the date of such election, change or revocation. A 401(k) Election or change in a Participant's 401(k) Election may be made as of the first day of any calendar quarter ("Election Date"), and shall be effective on the first day of the payroll period which commences following such Election Date. A revocation of a Participant's 401(k) Election may be made at any time and shall be effective on the first day of the payroll period which commences after such revocation is filed or at such later date as the Participant shall specify. Thereafter a new 401(k) Election may not be made until the next Election Date. Except as provided in Section 4.1, the 401(k) Election by the Participant shall continue in effect, notwithstanding any change in Compensation, until such Participant shall change or revoke such 401(k) Election or until he shall cease to be an Active Participant.

     4.6 PREVENTED CONTRIBUTIONS. Notwithstanding the provisions of Sections 4.1, 4.2, 4.3, and 4.4 no Employer shall make any contribution for any Plan Year in excess of the maximum amount deductible from income by the Employer for the Plan Year under the provisions of the Code.

     4.7  ROLLOVER CONTRIBUTIONS.  [THE FOLLOWING SENTENCE IS EFFECTIVE PRIOR
TO DECEMBER 15, 1994] Notwithstanding the provisions of Section 3.1, the Committee may, at the request of an Eligible Employee, direct the Trustee to accept a Rollover Contribution to the Plan for such Eligible Employee provided the Committee reasonably anticipates he will meet the requirements of Section 3.1, to be held in the Rollover Contribution Account for such person, regardless of whether he has fulfilled the requirements for participation under Section 3.1; provided, however, that if any such Rollover Contribution includes property other than money, the Committee may in its sole discretion refuse to accept such Rollover Contribution or may condition its acceptance of such Rollover Contribution upon such terms and conditions as the Committee in its sole discretion may deem reasonable. [THE FOLLOWING SENTENCE IS EFFECTIVE AFTER DECEMBER 14, 1994] Notwithstanding the provisions of Section 3.1, the Committee may, at the request of an Eligible Employee, direct the Trustee to accept a cash Rollover Contribution (including a direct rollover from another qualified plan) to the Plan for such Eligible Employee provided the Committee reasonably anticipates he will meet the requirements of Section 3.1, to be held in the Rollover Contribution Account for such person, regardless of whether he has fulfilled the requirements for participation under Section 3.1. Prior to the acceptance of a Rollover Contribution, the Committee may require the submission of evidence so that it may be reasonably satisfied that such Rollover Contribution qualifies as a Rollover Contribution. If the Committee shall determine subsequent to any Rollover Contribution that such contribution did not in fact constitute a qualified Rollover Contribution, the amount of his Rollover Contribution Account shall be returned to the Eligible Employee or Participant. An Eligible Employee making a Rollover Contribution who is otherwise ineligible to be a Participant shall be a Participant solely for the purpose of making and withdrawing such contributions until he meets the other requirements for participation in the Plan.

     All Rollover Contributions are fully vested and nonforfeitable.


                                   ARTICLE V

                RESTRICTIONS AND LIMITATIONS ON CONTRIBUTIONS

     5.1 ORDER OF APPLICATION OF THE RESTRICTIONS AND LIMITATIONS ON CONTRIBUTIONS. Sections 5.2, 5.3, 5.4, 5.5, and 6.5 shall be applied in sequential order to contributions under the Plan.

     5.2 RESTRICTIONS ON 401(k) CONTRIBUTIONS. Notwithstanding the provisions of Section 4.1, 401(k) Contributions for any Participant or group of Participants shall not exceed either the maximum dollar amount permitted under
Section 402(g) of the Code as set forth in Sections 5.2(a) or 5.2(b) or the amounts permitted under the non-discrimination rules of Section 401(k) of the Code as set forth in Section 5.3 and in Section 5.5:

           (a)   DEFERRAL LIMITS.  Notwithstanding anything in Sections 4.1,
     4.2 or 4.5 to the contrary, (1) an Active Participant's 401(k) Contributions under the Plan and his elective deferrals (as defined in Section 402(g) of the Code) under any Related Plan for any taxable year shall not exceed $7,979 (in 1990, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate and increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Code) with respect to any Participant who participates in a plan described in Section 403(b) of the Code or who is a qualified employee in a plan of a qualified organization (as defined in Code Section 402(g)(8)); and (2) the Committee may, in its discretion, limit the periodic amount of 401(k) Contributions for Active Participants to a pro rata portion of such annual limit with such rounding and other administratively desirable provisions as it from time to time deems appropriate.

           (b) AGGREGATE DEFERRAL. [EFFECTIVE FOR PLAN YEARS COMMENCING BEFORE JANUARY 1, 1994] If for any taxable year, the Participant notifies the Committee in writing prior to March 1 (or such later date as the Committee permits, but no later than April 15) of the succeeding taxable year that the sum of (1) the Participant's 401(k) Contributions, (2) any elective deferrals (as defined in Section 402(g) of the Code) under a Related Plan, and (3) other elective deferrals (as defined in Section 402(g) of the Code) exceeds $7,979 (in 1990, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate, and increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Code as applicable), then the Committee shall, not later than the April 15 following the receipt of such notice, distribute to the Participant all or such portion of the Participant's 401(k) Contributions for such taxable year as requested in writing, but no more than the amount necessary to eliminate the excess.
     Any income allocable to such excess amount, determined under Section 5.2(c), shall also be distributed.

           [EFFECTIVE FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1994]
     If for any taxable year, the Participant notifies the Committee in writing prior to March 1 (or such later date as the Committee permits, but no later than April 15) of the succeeding taxable year that the sum of (1) the Participant's 401(k) Contributions, (2) any elective deferrals (as defined in Section 402(g) of the Code) under a Related Plan, and (3) other elective deferrals (as defined in Section 402(g) of the Code) exceeds $7,979 (in 1990, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of Treasury or his delegate, and increased in accordance with the provisions of Sections 402(g)(4) and 402(g)(8) of the Code as applicable), then the Committee shall, not later than the April 15 following the receipt of such notice, distribute to the Participant all or such portion of the Participant's 401(k) Contributions (by first distributing unmatched Participant 401(k) Contributions and then matched Participant 401(k) Contributions) for such taxable year as requested in writing, but no more than the amount necessary to eliminate the excess. Any income allocable to such excess amount, determined under
     Section 5.2(c), shall also be distributed. Any Matching Contributions (including any net income allocable to such forfeited Matching Contributions determined in accordance with Section 5.2(c)) made with respect to such distributed Participant 401(k) Contributions shall be forfeited and allocated in accordance with Section 6.2.

           (c) ALLOCATION OF INCOME. [EFFECTIVE FOR PLAN YEARS COMMENCING BEFORE JANUARY 1, 1994] Income equal to the sum of the amounts determined under (1) and (2) below shall be allocated to and distributed with any amounts distributed to a Participant as follows:

                 (1) INCOME FOR PLAN YEAR. Income for a completed Plan Year shall equal the net income for the Plan Year allocable to a Participant's 401(k) Account multiplied by a fraction, the numerator of which is the amount of 401(k) Contributions so distributed and the denominator of which is the balance of such Account as of the last day of the Plan Year (prior to distribution of any 401(k) Contribution for such taxable year and prior to allocation of income, gains, losses and expenses thereto).

                 (2) INCOME FOR PERIOD BETWEEN END OF PLAN YEAR AND Distribution. Income for the period between the end of a Plan Year and the date of a distribution shall equal the product of the number of months which has elapsed since the end of the preceding Plan Year and the date of the distribution, multiplied by ten percent (10%), multiplied by the income allocated to such distributed amounts under subsection (1) above. For this purpose, a distribution made on or before the 15th day of a month shall be deemed to be made on the last day of the prior month, and a distribution made after the 15th day of a month shall be deemed to be made on the first day of the next month.

           [EFFECTIVE FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1994] Income equal to the sum of the amounts determined under (1) and (2) below shall be allocated to and distributed (or forfeited, as applicable) with any amounts distributed to a Participant or forfeited as follows:

                 (1) INCOME FOR TAXABLE YEAR. Income for a completed taxable year shall equal the net income for the taxable year allocable to a Participant's 401(k) Account (or Matching Contribution Account, as applicable) multiplied by a fraction, the numerator of which is the amount of 401(k) Contributions so distributed (or Matching Contributions so forfeited) and the denominator of which is the balance of such Account as of the last day of the taxable year (prior to distribution of any 401(k) Contribution or forfeiture of any Matching Contribution for such taxable year and prior to allocation of income, gains, losses and expenses thereto).

                 (2) INCOME FOR PERIOD BETWEEN END OF TAXABLE YEAR AND DISTRIBUTION. Income for the period between the end of a taxable year and the date of a distribution or forfeiture shall equal the product of the number of months which has elapsed since the end of the preceding taxable year and the date of the distribution or forfeiture, multiplied by ten percent (10%), multiplied by the income allocated to such distributed or forfeited amounts under subsection
           (1) above. For this purpose, a distribution or forfeiture occurring on or before the 15th day of a month shall be deemed to occur on the last day of the prior month, and a distribution or forfeiture occurring after the 15th day of a month shall be deemed to occur on the first day of the next month.

     5.3  401(k) DISCRIMINATION LIMITS.

           (a) LIMITS ON DEFERRAL PERCENTAGES. For any Plan Year, Section 401(k)(3) Contributions, as defined below, shall in all events be caused to comply with the requirements of Section 401(k)(3) of the Code. The requirements of Section 401(k)(3) of the Code are as follows:

                 (1) either the excess of the actual deferral percentage (as defined below) for such Plan Year for Active Participants who are Highly Compensated Employees over that of Active Participants who are Non-highly Compensated Employees is not more than two (2) percentage points, and the actual deferral percentage for such Plan Year for Active Participants who are Highly Compensated Employees is not more than the actual deferral percentage for such Plan Year of Active Participants who are Non-highly Compensated Employees multiplied by two (2), or

                 (2) the actual deferral percentage for such Plan Year for the Active Participants who are Highly Compensated Employees is not more than the actual deferral percentage for such Plan Year of Active Participants who are Non-highly Compensated Employees multiplied by 1.25.

           (b) SECTION 401(k)(3) CONTRIBUTIONS. "Section 401(k)(3) Contributions" include 401(k) Contributions and, at the Committee's election, all or any portion of the Special Employer Contributions, or the matching contributions (as defined in Section 401(m)(4)(a)) and/or qualified nonelective contributions (as defined in Section 401(m)(4)(c) of the Code) made under any Related Plan to the extent permitted in applicable regulations and to the extent the Committee separately accounts therefor (including separate accounting for income, gains, losses, withdrawals, and other credits or charges).

           (c) ACTUAL DEFERRAL PERCENTAGE. The actual deferral percentage for a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Active Participant in such group) of the amount of Section 401(k)(3) Contributions actually made on behalf of each such Active Participant for such Plan Year (excluding excess deferrals of Non-highly Compensated Employees to the Plan or any Related
     Plan) divided by the Active Participant's Compensation. Such ratios and the actual deferral percentage for each group shall be calculated to the nearest one-hundredth of one percent.

           (d) LIMITS ON SECTION 401(k)(3) CONTRIBUTIONS. The Committee may establish, from time to time, such rules, restrictions, and limitations as it may deem appropriate to insure that Section 401(k)(3) Contributions made to the Plan satisfy the requirements of Section 401(k)(3) of the Code as set forth herein. If the Committee determines that it is necessary or desirable, the Committee may reduce or completely disallow 401(k) Contributions for Highly Compensated Employees, including 401(k) Contributions already made to the Plan for that Plan Year.

           Upon reduction or disallowance by the Committee, the amount by which the 401(k) Contributions of Highly Compensated Employees exceed the Committee's determination of allowable 401(k) Contributions for Highly Compensated Employees for the Plan Year shall be reduced under the following leveling method: the unmatched 401(k) Contributions and, if necessary, the matched 401(k) Contributions with respect thereto of the Highly Compensated Employee with the highest actual deferral percentage shall be reduced to the extent necessary to enable the Plan to satisfy the requirement of Section 401(k)(3) of the Code or to reduce such Highly Compensated Employee's actual deferral percentage to equal that of the Highly Compensated Employee with the next highest actual deferral percentage. This process shall be repeated until the Plan satisfies the requirements of Section 401(k)(3) of the Code. The Committee shall, after the close of the Plan Year, and no later than 12 months following the close of the Plan Year in which the reduced 401(k) Contributions were deferred, distribute the amount of such contributions, including any income earned on such amounts (determined under Section 5.3(f)), to the Highly Compensated Employees on whose behalf such contributions were made. [EFFECTIVE FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1994] Any Matching Contributions (including any net income allocable thereto determined in accordance with Section 5.3(f)) made with respect to such distributed matched 401(k) Contributions shall be forfeited and allocated in accordance with Section 6.2.

           (e) AGGREGATION RULES. Notwithstanding the foregoing provisions in this Section 5.3, if a Related Plan which contains a cash or deferred arrangement and the Plan are treated as one plan for purposes of Section 401(a)(4) or 410(b) of the Code, such plans shall be treated as one arrangement under this Section 5.3, and if a Highly Compensated Employee is a participant under a cash or deferred arrangement under the Plan and a Related Plan, such plans shall be treated as one arrangement for purposes of determining the actual deferral percentage for such Participant.

           For purposes of determining the actual deferral percentage of an Active Participant who is a Five Percent Owner or an Employee who is a Highly Compensated Employee in the group consisting of the top ten (10) persons employed by the Company and all Commonly Controlled Entities who are paid the greatest compensation, the Section 401(k)(3) Contributions and Compensation of such Active Participant shall include the Section 401(k)(3) Contributions and Compensation of Family Members, and Family Members shall be disregarded as Active Participants in determining the actual deferral percentage both for Active Participants who are Highly Compensated Employees and Active Participants who are Non-highly Compensated Employees.

           (f) ALLOCATION OF INCOME. Income equal to the sum of the amounts determined under (1) and (2) below shall be allocated to and distributed with any amounts distributed to a Participant as follows:

                 (1) INCOME FOR PLAN YEAR. Income for a completed Plan Year shall equal the net income for the Plan Year allocable to each of a Participant's respective Accounts to which his Section 401(k)(3) Contributions for the Plan Year are allocated prior to distribution of any excess contributions, multiplied by a fraction, the numerator of which is the amount of 401(k) Contributions so distributed and the denominator of which is the total of such Account balances as of the last day of the Plan

           Year (prior to distribution of any excess contribution for such Plan Year and prior to allocation of income, gains, losses and expenses thereto).

                 (2) INCOME FOR PERIOD BETWEEN END OF PLAN YEAR AND DISTRIBUTION. Income for the period between the end of the Plan
           Year and the date of a distribution shall equal the product of the number of months which has elapsed since the end of the preceding Plan Year and the date of the distribution, multiplied by ten percent (10%), multiplied by the income allocated to such distributed amounts under subsection (1) above. For this purpose, a distribution made on or before the 15th day of a month shall be deemed to be made on the last day of the prior month, and a distribution made after the 15th day of a month shall be deemed to be made on the first day of the next month.

     5.4  RESTRICTIONS ON MATCHING CONTRIBUTIONS.

           (a)   LIMITS ON CONTRIBUTION PERCENTAGES.  For any Plan Year,
     Section 401(m) Contributions, as defined below, shall in all events be caused to comply with the requirements of Section 401(m) of the Code. The requirements of Section 401(m) of the Code are as follows:

                 (1) either the excess of the average contribution percentage (as defined below) for the Plan Year for the group of Active Participants who are Highly Compensated Employees over that of all Active Participants who are Non-highly Compensated Employees is not more than two (2) percentage points, and the average contribution percentage for the Plan Year for the group of Active Participants who are Highly Compensated Employees is not more than the average contribution percentage for the Plan Year of all Active Participants who are Non-highly Compensated Employees multiplied by two (2), or

                 (2) the average contribution percentage for the Plan Year for Active Participants who are Highly Compensated Employees is not more than the average contribution percentage for the Plan Year of all Active Participants who are Non-highly Compensated Employees multiplied by 1.25.

           (b) SECTION 401(m) CONTRIBUTIONS. "Section 401(m) Contributions" include Matching Contributions and, at the Committee's election (to the extent they are not treated as Section 401(k)(3) Contributions under
     Section 5.3), (1) all or any portion of the Special Employer Contributions, or the qualified nonelective contributions (as defined in Section 401(m)(4)(c) of the Code) made under the Plan or any

     Related Plan and (2) all or any portion of the elective deferrals (as defined in Section 402(g) of the Code) made under any Related Plan to the extent permitted in applicable regulations and to the extent the Committee separately accounts therefor (including separate accounting for income, gains, losses, withdrawals, and other credits or charges).

           (c) AVERAGE CONTRIBUTION PERCENTAGE. The average contribution percentage for a specified group of Participants for a Plan Year shall be the average of the ratios (calculated separately for each Active Participant in such group) of the amount of Section 401(m) Contributions actually paid over to the Plan on behalf of each Active Participant divided by the Active Participant's Compensation. Such ratios and the average contribution percentage for each group shall be calculated to the nearest one-hundredth of one percent.

           (d) LIMITS ON SECTION 401(m) CONTRIBUTIONS. The Committee may establish, from time to time, such rules, restrictions and limitations as it may deem appropriate to insure that Section 401(m) Contributions made to the Plan satisfy the requirements of Section 401(m) of the Code set forth herein. If the Committee determines that it is necessary or desirable, the Committee may reduce or disallow Matching Contributions or 401(k) Contributions for Highly Compensated Employees, including Matching Contributions or 401(k) Contributions already made for that Plan Year.

           Upon reduction or disallowance by the Committee, the amount by which the 401(k) Contributions or Matching Contributions of Highly Compensated Employees exceed the Committee's determination of allowable 401(k) Contributions or Matching Contributions for Highly Compensated Employees for the Plan Year shall be reduced under the following leveling method:
     the Matching Contributions and, if necessary, the matched 401(k) Contributions with respect thereto and the unmatched 401(k) Contributions of the Highly Compensated Employee with the highest average contribution percentage shall be reduced to the extent necessary to enable the Plan to satisfy the requirement of Section 401(m) of the Code or to reduce such Highly Compensated Employee's average contribution percentage to equal that of the Highly Compensated Employee with the next highest average contribution percentage. This process shall be repeated until the Plan satisfies the requirements of Section 401(m) of the Code. The Committee shall, after the close of the Plan Year, and no later than 12 months following the close of the Plan Year in which the reduced 401(k) Contributions were deferred or the reduced Matching Contributions arose, distribute the amount of such contributions to the extent such contributions are vested, including any income earned on such amounts (determined under Section 5.4(f)), to the Highly Compensated Employees on whose behalf such contributions were made. Any unvested Matching Contributions which are reduced under this Section 5.4(d) shall be forfeited as of the last day of the Plan Year in which such unvested reduced Matching Contributions arose.

           (e)   AGGREGATION.  Notwithstanding any provision in this Section
     5.4 to the contrary, if a Related Plan to which matching contributions and employee contributions are made and the Plan are treated as one plan for purposes of Code Section 401(a)(4) or Code Section 410(b), such plans shall be treated as one arrangement under this Section, and if a Highly Compensated Employee is a participant under any Related Plan to which matching contributions and employee contributions are made, such plan and the Plan shall be treated as one arrangement for purposes of determining the average contribution percentage of such Highly Compensated Employee.

           For purposes of determining the average contribution percentage of an Active Participant who is a Five Percent Owner or an Employee who is a Highly Compensated Employee in the group consisting of the top ten (10) persons employed by the Company and all Commonly Controlled Entities who are paid the greatest compensation, the Section 401(m) Contributions and Compensation of such Active Participant shall include the Section 401(m) Contributions and Compensation of Family Members, and Family Members shall be disregarded as Active Participants in determining the average contribution percentage both for Active Participants who are Highly Compensated Employees and Active Participants who are Non-highly Compensated Employees.

           (f) ALLOCATION OF INCOME. Income equal to the sum of the amounts determined under (1) and (2) below shall be allocated to and distributed with any amounts distributed to a Participant as follows:

                 (1) INCOME FOR PLAN YEAR. Income for a completed Plan Year shall equal the net income for the Plan Year allocable to each of a Participant's respective Accounts to which his Section 401(m) Contributions for the Plan Year are allocated prior to distribution of any excess contributions, multiplied by a fraction, the numerator of which is the amount of 401(k) Contributions and Matching Contributions so distributed and the denominator of which is the total of such Account balances as of the last day of the Plan Year (prior to distribution of any excess contribution for such Plan Year and prior to allocation of income, gains, losses and expenses thereto).

                 (2) INCOME FOR PERIOD BETWEEN END OF PLAN YEAR AND DISTRIBUTION. Income for the period between the end of a Plan Year and the date of a distribution shall equal the product of the number of months which has elapsed since the end of the preceding Plan Year and the date of the distribution, multiplied by ten percent (10%), multiplied by the income allocated to such distributed amounts under subsection (1) above. For this purpose, a distribution made on or before the 15th day of a month shall be deemed to be made on the last day of the prior month, and a distribution made after the 15th day of a month shall be deemed to be made on the first day of the next month.

     5.5  MULTIPLE USE OF SECTION 5.3 AND SECTION 5.4.  Notwithstanding
Section 5.3 and Section 5.4, the sum of the actual deferral percentages and the average contribution percentages, for a Plan Year, of the Highly Compensated Employees who are Active Participants shall not exceed the greater of (i) the sum of (a) plus (b) or (ii) the sum of (c) plus (d) where:

           (a) is one hundred and twenty-five percent (125%) of the greater of
     (1) the actual deferral percentages for such Plan Year of the Non-highly Compensated Employees who are Active Participants, or (2) the average contribution percentage for such Plan Year of such Non-highly Compensated Employees;

           (b) is two (2) plus the lesser of the amount determined under Section 5.5(a)(1) or the amount determined under Section 5.5(a)(2), but in no event shall this amount exceed two hundred percent (200%) of the lesser of the amount determined under Section 5.5(a)(1) or the amount determined under
     Section 5.5(a)(2);

           (c) is one hundred and twenty-five percent (125%) of the lesser of the amount determined under Section 5.5(a)(1) or the amount determined under Section 5.5(a)(2); and

           (d) is two (2) plus the greater of the amount determined under
     Section 5.5(a)(1) or the amount determined under Section 5.5(a)(2), but in no event shall this amount exceed two hundred percent (200%) of the greater of the amount determined under Section 5.5(a)(1) or the amount determined under Section 5.5(a)(2).

The Committee may establish, from time to time, such rules, restrictions and limitations as it may deem appropriate to insure that the above limitations are met. If the Committee determines that the reduction or disallowance of 401(k) Contributions or Matching Contributions is necessary or desirable with respect to Highly Compensated Employees, the Committee may reduce or disallow 401(k) Contributions or Matching Contributions for such

Highly Compensated Employees, including 401(k) Contributions or Matching Contributions already made for that Plan Year, as provided in Section 5.3(d) and
(f) or Section 5.4(d) and (f).


                                  ARTICLE VI

                        ALLOCATIONS OF CONTRIBUTIONS

     6.1 401(k) CONTRIBUTIONS. All 401(k) Contributions shall be allocated as soon as practicable to the 401(k) Account of the Active Participant on whose behalf they were made.

     6.2 MATCHING CONTRIBUTIONS AND FORFEITURES. [EFFECTIVE FOR PLAN YEARS COMMENCING BEFORE JANUARY 1, 1994] As of the last day of the Plan Year, (a) Matching Contributions shall be allocated to the Matching Contribution Account of each Active Participant on whose behalf they were made, and (b) Forfeitures allocable under this Section 6.2 shall be allocated to the Matching Contribution Account of each Active Participant in an amount determined by multiplying the amount of such Forfeitures by a fraction, the numerator of which is the amount of Matching Contributions allocated to such Active Participant's Account for the Plan Year, and the denominator of which is the amount of Matching Contributions allocated to all Active Participants' Accounts for the Plan Year.

     [EFFECTIVE FOR PLAN YEARS COMMENCING ON AFTER JANUARY 1, 1994] As of the last day of the Plan Year, (a) Matching Contributions shall be allocated to the Matching Contribution Account of each Active Participant on whose behalf they were made, and (b) Forfeitures allocable under this Section 6.2 shall be allocated to the Matching Contribution Account of each Active Participant in an amount determined by multiplying the amount of such Forfeitures by a fraction, the numerator of which is the amount of Matching Contributions allocated to such Active Participant's Account for the Plan Year, and the denominator of which is the amount of Matching Contributions allocated to all Active Participants' Accounts for the Plan Year; provided, however, that Forfeitures arising under the provisions of Section 5.3 shall be allocated to the Matching Contribution Account of each Active Participant who is a Non-highly Compensated Employee in an amount determined by multiplying the amount of the Forfeitures arising under
Section 5.3 by a fraction, the numerator of which is the amount of Matching Contributions allocated to such Active Participant's Account for the Plan Year, and the denominator of which is the amount of Matching Contributions allocated to the Accounts of all Active Participants who are Non-highly Compensated Employees for the Plan Year.

     6.3  SPECIAL EMPLOYER CONTRIBUTIONS.  As of the last day of the Plan
Year, (a) all Special Employer Contributions for the Plan Year made in accordance with Sections 4.3 and 5.3(b) shall be allocated to the 401(k) Account of each Active Participant who is a Non-highly Compensated Employee in an amount equal to the Special Employer Contributions multiplied by a fraction, the numerator of which is such Active Participant's 401(k) Contributions for the Plan Year, and the denominator of which is the total of all 401(k) Contributions for the Plan Year made for Active Participants who are Non-highly Compensated Employees, and (b) all Special Employer Contributions for the Plan Year made in accordance with Sections 4.3 and 5.4(b) shall be allocated to the Matching Contribution Account of each Active Participant who is a Non-highly Compensated Employee in an amount equal to the Special Employer Contributions multiplied by a fraction, the numerator of which is such Active Participant's Matching Contribution for the Plan Year, and the denominator of which is the total of all Matching Contributions for the Plan Year made by Active Participants who are Non-highly Compensated Employees.

     6.4 PROFIT SHARING CONTRIBUTIONS. As of the last day of the Plan Year, Profit Sharing Contributions shall be allocated to the Profit Sharing Contribution Account of each Active Participant in an amount equal to the product of the aggregate amount of the Profit Sharing Contributions multiplied by a fraction, the numerator of which is the Active Participant's Compensation and the denominator of which is the Compensation of all Active Participants.

     6.5  LIMITATIONS ON CONTRIBUTIONS.

           (a) LIMITATIONS ON CONTRIBUTIONS. Any of the provisions herein to the contrary notwithstanding, a Participant's Annual Additions (as defined in Section 6.5(b)(1) below) for any Plan Year shall not exceed his Maximum Annual Additions (as defined in Section 6.5(b)(2) below) for the Plan Year. If a Participant's Annual Additions exceed his Maximum Annual Additions, the Participant's Annual Additions for the Plan Year shall be reduced according to Section 6.5(c) by the amount necessary to eliminate such excess (the "Annual Excess").

                 (b)   DEFINITIONS.

                 (1) "ANNUAL ADDITIONS" of a Participant for a Plan Year means the sum of the following:

                       (A) Profit Sharing Contributions for the Plan Year allocated to his Profit Sharing Contribution Account,

                       (B) Matching Contributions and Forfeitures for the Plan Year allocated to his Matching Contribution Account,

                       (C) Minimum Employer Contributions for the Plan Year allocated to his Profit Sharing Contribution Account,

                       (D) 401(k) Contributions for the Plan Year allocated to his 401(k) Account,

                       (E) Special Employer Contributions for the Plan Year allocated to his 401(k) Account and to his Matching Contribution Account,

                       (F) all employer contributions, non-deductible employee contributions and forfeitures allocated to such Participant's accounts under any Related Defined Contribution Plan for the Plan Year of the Related Defined Contribution Plan ending with or within the Plan Year, and

                       (G)   solely for purposes of the limit described in
                 Section 6.5(b)(2)(B), contributions allocated to any individual medical account established for the Participant, which is part of a Related Defined Benefit Plan, as provided in Code Section 415(1) and any amount attributable to post-retirement medical benefits allocated to an account, established under Code
                 Section 419A(d)(1) for the Participant.

           Rollover Contributions to the Plan shall not be included as a part of a Participant's Annual Additions. Employer Contributions distributed pursuant to Sections 5.2(b), 5.3(d), and 5.4(d) in any Plan Year shall be included as a part of a Participant's Annual Additions. Any income on Profit Sharing Contributions held in a suspense account pursuant to Section
     6.5 shall not be included as part of the Participant's Annual Additions.

                 (2) "MAXIMUM ANNUAL ADDITIONS" of a Participant for a Plan Year means the lesser of (A) and (B) below:

                       (A)   25% of the Participant's Compensation or

                       (B) the greater of (i) $30,000 or (ii) one-fourth (1/4) of the amount in effect under Section 415(b)(1)(A) of the Code ($102,582 in 1990, adjusted in subsequent years as determined in accordance with regulations prescribed by the

                 Secretary of Treasury or his delegate pursuant to the provisions of Section 415(d) of the Code).

           (c) ELIMINATION OF ANNUAL EXCESS. If a Participant has an Annual Excess for a Plan Year, such excess shall not be allocated to the Participant's Accounts but shall be eliminated as follows:

                 (1) The Participant's 401(k) Contributions which are credited to his 401(k) Account and which are not matched by the Employer pursuant to Section 4.1 and his Special Employer Contributions allocated to his 401(k) Account shall be reduced by first reducing his Special Employer Contributions and thereafter his unmatched 401(k) Contributions to the extent necessary to eliminate the remaining Annual Excess.

                 (2) If any Annual Excess remains, the Participant's 401(k) Contributions which are matched by the Employer pursuant to Section 4.1, his Matching Contributions, and Special Employer Contributions allocated to his Matching Contribution Account shall be reduced in proportionate amounts to the extent necessary to eliminate the remaining Annual Excess.

                 (3) If any Annual Excess remains, the Participant's Profit Sharing Contributions and his Forfeitures made pursuant to Section
           4.4 shall be reduced by first reducing his Forfeitures and thereafter his Profit Sharing Contributions to the extent necessary to eliminate the remaining Annual Excess.

           Any 401(k) Contributions reduced or eliminated under this Section 6.5 shall be distributed to the Participant. Any allocations of Profit Sharing Contributions, Matching Contributions, Special Employer Contributions or Forfeitures reduced or eliminated under this Section 6.5 shall, subject to the limits of this Section 6.5, be reallocated to the Accounts of the other Participants as of the last day of that Plan Year in the same manner as such Profit Sharing Contributions, Matching Contributions, Special Employer Contributions and Forfeitures were initially allocated. Profit Sharing Contributions, Matching Contributions, Special Employer Contributions and Forfeitures which cannot, under the limits of this Section 6.5, be reallocated to the Accounts of other Participants in the Plan Year shall be held, subject to the limits of this Section 6.5, in a suspense account and reallocated in the subsequent Plan Year prior to making any Employer Contributions in any subsequent Plan Year. On Plan termination any amounts held in a suspense account which, under the limits of this Section 6.5, cannot be reallocated to Participants in the Plan Year of the termination shall be returned to the Employers in such proportions as shall be determined by the Committee.

           (d) If a Participant participates or has participated in any Related Defined Benefit Plan, the sum of the Defined Benefit Plan Fraction (as defined in Section 415(e)(2) of the Code) and the Defined Contribution Plan Fraction (as defined in Section 415(e)(3) of the Code) for such Participant shall not exceed 1.0 (called the "Combined Fraction"). If the Combined Fraction of such Participant exceeds 1.0, the Participant's Defined Benefit Plan Fraction shall be reduced (a) first, by limiting the Participant's annual benefits payable from the Related Defined Benefit Plan in which he participates to the extent provided therein and (b) second, by reducing the Participant's Annual Additions to the extent necessary to reduce the Combined Fraction of such Participant to 1.0.

           (e) For purposes of this Section 6.5, the standard of control for determining a Commonly Controlled Entity under Sections 414(b) and 414(c) of the Code (and thus also Related Plans) shall be deemed to be "more than 50%" rather than "at least 80%".


                                  ARTICLE VII

                           TRUSTEE AND TRUST FUND

     7.1 TRUST AGREEMENT. The Company and the Trustee have entered into a Trust Agreement which provides for the investment of the assets of the Plan and administration of the Trust Fund. The Trust Agreement, as from time to time amended, shall continue in force and shall be deemed to form a part of the Plan, and any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement.

     7.2 SELECTION OF TRUSTEE. The Board of Directors shall adopt the Trust Agreement and thereby appoint the Trustee. Thereafter, the resignation or removal of a Trustee, the appointment of a Trustee, and the approval of a Trustee's accounts shall be accomplished in the manner provided in the Trust Agreement.

     7.3 TRUSTEE'S DUTIES. The powers, duties and responsibilities of the Trustee shall be as stated in the Trust Agreement, and nothing contained in this Plan either expressly or by implication shall be deemed to impose any additional powers, duties or responsibilities upon the Trustee. All Employer Contributions and Rollover Contributions shall be paid into the Trust, and all benefits payable under the Plan shall be paid from the Trust. An Employer shall have no rights or claims of any nature in or to the assets of the Trust Fund except the right to require the Trustee to hold, use, apply and pay such assets held by the Trustee, in accordance with the directions of the Committee, for the exclusive benefit of the Participants and their Beneficiaries, except as otherwise provided in Sections 6.5 and 7.10.

     7.4 TRUST EXPENSES. All clerical, legal and other expenses of the Plan and the Trust and Trustee's fees, if any, shall be paid by the Trust except to the extent paid by an Employer.

     7.5 TRUST ENTITY. The Trust under this Plan from its inception shall be a separate entity aside and apart from Employers or their assets. The Trust, and the corpus and income thereof, shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of any Employer.

     7.6 SEPARATE ACCOUNTS. The Committee, or the Trustee on the Committee's behalf, shall create and maintain separate Accounts for each Participant as described in Section 2.1 hereof. Every adjustment to a Participant's Accounts shall be considered as having been made on the relevant Valuation Date regardless of the date of actual entry or receipt by the Trustee of Employer Contributions or Rollover Contributions for a Plan Year.

     7.7  INVESTMENT FUNDS.

            [PRIOR TO JULY 1, 1994, SECTION 7.7 READS AS FOLLOWS]

           (a) The Committee may permit each Participant (or Beneficiary) to elect, at such times, on such forms and in accordance with such rules and procedures as the Committee may establish, to have his Accounts invested in such Investment Funds (including but not limited to mutual funds or annuity contracts) providing for investment in accordance with the direction of individual Participants for whose account such Investment Funds are maintained as the Committee shall from time to time establish, subject to such conditions and limitations as it shall impose.

           (b) PARTICIPANT ELECTIONS. If the Committee, in its discretion, permits Participants to direct the investment of their Accounts, a Participant's (or Beneficiary's) investment election (if any) or change of election shall be made not less than 30 days prior to any December 31 or such other times as Committee may permit and shall be effective as of the following January 1 or as soon thereafter as reasonably practicable, provided that the Committee, in its discretion, may permit elections to be made or to become effective at any additional times as it may designate. A Participant's (or Beneficiary's) investment election shall remain effective until such time as the Participant (or Beneficiary) files a new investment election and it becomes effective. The investment election of a deceased Participant shall remain effective until such time as his Beneficiary files a new investment election and it becomes effective. If a Participant (or Beneficiary) fails to make an investment election at such times as the Committee may provide, his Accounts shall be invested in the Investment Fund deemed by Committee to provide greatest safety of principal.

           (c) If the Committee, in its discretion, does not permit Participants to direct the investment of their Accounts, the assets of the Plan shall be invested in a commingled Investment Fund.

             [AFTER JUNE 30, 1994, SECTION 7.7 READS AS FOLLOWS]

           (a) The Committee shall designate the Investment Funds in which a Participant's Account may be invested provided, however, that if the Committee permits Participants to direct the investment of their Accounts in accordance with paragraph (b) hereof, there shall be at least three Investment Funds which shall be designated "core funds" within the meaning of the regulations promulgated under Section 404(c) of ERISA.

           (b) PARTICIPANT ELECTIONS. The Committee may permit each Participant (or Beneficiary) to elect, at such times, on such forms and in accordance with such rules and procedures as the Committee may establish, to have his Accounts invested in such Investment Funds providing for investment in accordance with the direction of individual Participants for whose account such Investment Funds are maintained. If the Committee, in its discretion, permits Participants to direct the investment of their Accounts,

                 (i) each Participant (or Beneficiary) shall be provided, as soon as reasonably practicable, a description of each Investment Fund (including any withdrawal or other limitations associated with such Fund and the fees and expenses, if any, which are charged directly to a Participant's or Beneficiary's Account), the identity of any designated investment manager and an explanation of the procedures for giving investment instructions;

                 (ii) each Participant or Beneficiary shall be advised that he or she is entitled to receive, within a reasonable time following a request therefor, a description of annual operating expenses of each Investment Fund which reduce the rate of return, copies of prospectuses, financial statements and other materials provided to the Plan regarding the Investment

           Funds, a list of the assets comprising each Investment Fund and the value of each, and the value of shares or units of each Investment Fund held under the Plan and in his or her own Accounts; and

                 (iii) a Participant's (or Beneficiary's) investment election (if any) or change of election shall be permitted to be made not less frequently than quarterly or at such other times as the Committee may permit, and shall be effective as of the first day of the payroll period following the date of such election or as soon thereafter as reasonably practicable, provided that the Committee, in its discretion, may permit elections to be made or to become effective at any additional times as it may designate.

     A Participant's (or Beneficiary's) investment election shall remain effective until such time as the Participant (or Beneficiary) files a new investment election and it becomes effective. If a Participant (or Beneficiary) fails to make an investment election at such times as the Committee may provide, his Accounts shall be invested in the Investment Fund deemed by Committee to provide greatest safety of principal.

           (c) If the Committee, in its discretion, does not permit Participants to direct the investment of their Accounts, the assets of the Plan shall be invested by the Trustees, as directed by the Committee, in accordance with the terms of the Trust Agreement.

     7.8 TRUST INCOME. As of each Valuation Date the fair market value of the Trust shall be determined, recorded and communicated in writing to the Committee by the Trustee. The Trustee shall also determine the fair market value of each Investment Fund (if any). The Trustee's determination of fair market value shall be final and conclusive on all persons. As of each Valuation Date the Committee shall determine the net income, gains or losses of the Trust Fund and of each Investment Fund (if any) since the preceding Valuation Date. The net income, gains or losses thus derived from the Trust shall be accumulated and shall from time to time be invested as a part of the Trust Fund. The net income, gains or losses of each separate Investment Fund (if any) shall be credited (or charged) to such separate Investment Fund. The Committee shall proportionately allocate the net income, gains or losses of each Investment Fund among (a) the sum of all Participants' Accounts invested in such Investment Fund, and (b) the suspense account maintained under Section 6.5(c), all as valued as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date) by crediting (or charging) each such account by an amount equal to the net income, gains or losses of each Investment Fund multiplied by a fraction, the numerator of which is the balance of such Account invested in such Investment Fund as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date) and the denominator of which is the total value of all Accounts invested in such Investment Fund, as of the preceding Valuation Date (reduced by any distributions therefrom since the preceding Valuation Date); provided however that for the purpose of allocating such income as of the first Valuation Date, the numerator and denominator of the preceding fraction shall be determined by using Account balances as of the first Valuation Date after all contributions are credited thereto and before income is allocated as provided in this Section.

           For purposes of the preceding sentence, if valuations are less frequent than every business day, an amount equal to one-half (1/2) of 401(k) Contributions made between the preceding Valuation Date and the current Valuation Date and which has not been distributed since the preceding Valuation Date shall be treated as if it had been allocated to the 401(k) Account on the preceding Valuation Date. Funds withdrawn from the Plan as of a Valuation Date shall not share in income of the Trust for such Valuation Date.

     7.9 CORRECTION OF ERROR. In the event of an error in the adjustment of a Participant's Account, the Employer may in its sole discretion elect to contribute such amount as it shall determine to correct the error, or the Committee, in its sole discretion, may correct such error by either crediting or charging the adjustment required to make such correction to or against income or as an expense of the Trust for the Plan Year in which the correction is made. Except as provided in this Section, the accounts of other Participants shall not be readjusted on account of such error.

     7.10  RIGHT OF THE EMPLOYERS TO TRUST ASSETS.  Except as provided in
Section 6.5, the Employers shall have no right or claims of any nature in or to the Trust Fund except the right to require the Trustee to hold, use, apply, and pay such assets in its possession in accordance with the Plan for the exclusive benefit of the Participants or their Beneficiaries and for defraying the reasonable expenses of administering the Plan and Trust; provided that:

           (a) if an Employer Contribution is conditioned upon initial qualification of the Plan under Sections 401(a) or 401(k) of the Code and if the Plan does not initially so qualify, 401(k) Contributions conditioned on such qualification shall be distributed to the appropriate Participant and other Employer Contributions shall be returned to the appropriate Employer within one year of the denial of qualification of the Plan;

           (b) if, and to the extent that, a deduction for Employer Contributions under Section 404 of the Code is disallowed, 401(k) Contributions conditioned on deductibility shall be distributed to the appropriate Participant and other Employer Contributions conditioned upon deductibility shall be returned to the appropriate Employer within one year after the disallowance of the deduction; and

           (c) if, and to the extent that, an Employer Contribution is made through mistake of fact, 401(k) Contributions shall be distributed to the appropriate Participant and other Employer Contributions shall be returned to the appropriate Employer within one year of the payment of the contribution.

           All Employer Contributions are conditioned on the Plan's being initially qualified under Section 401(a) of the Code, all 401(k) Contributions are conditioned on the Plan's being initially qualified under Section 401(k) of the Code and all Employer Contributions are conditioned upon their being deductible under Section 404 of the Code.


                                 ARTICLE VIII

                                  BENEFITS

     8.1 PAYMENT OF BENEFITS IN GENERAL. A Participant's benefits under this Plan shall be payable in accordance with the provisions of this Article.

           (a) If a Participant has a Termination of Employment for any reason other than death, the vested portion of the Participant's Accrued Benefit shall be payable in a lump sum, in accordance with and subject to the limitations of Section 8.2.

           (b) If a Participant dies, the vested portion of his Accrued Benefit shall be payable to his surviving spouse if he was married on his date of death, or to his other Beneficiary or Beneficiaries if he was not married on his date of death or to the extent he designates a Beneficiary other than his surviving spouse with his spouse's consent, in a lump sum, in accordance with and subject to the limitations of Section 8.3.

           (c) If a Participant is otherwise entitled to a distribution due to retirement on or after Normal Retirement Date, Disability, death or other Termination of Employment, the Committee shall require the immediate distribution of small vested Accrued Benefits in accordance with and subject to the limitations of Section 8.4, notwithstanding the provisions of Sections 8.2, 8.3, and 8.9.

           (d) [EFFECTIVE DECEMBER 15, 1994] A distribution to which a Participant is entitled pursuant to this Article VIII may commence less than 30 days after the notice required under Treasury Regulations Section 1.411(a)-11(c) is given if (1) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution and (2) the Participant after receiving the notice affirmatively elects a distribution; provided, however, that nothing in this Section 8.1(d) shall be construed to provide for the distribution of benefits prior to the distribution date otherwise provided in this Article VIII.

     8.2  PAYMENT OF VESTED ACCRUED BENEFIT ON TERMINATION OF EMPLOYMENT.

           (a)   METHOD AND FORM OF PAYMENT.

            [FOR PLAN YEARS COMMENCING PRIOR TO JANUARY 1, 1993]

           If a Participant has a Termination of Employment for any reason other than the unpaid portion of the Participant's death, the Participant may, upon written notice to the Committee at least thirty (30) days (or such lesser period as the Committee may from time to time permit) prior to a Valuation Date, elect a distribution of his vested Accrued Benefit valued as of such Valuation Date in one (1) lump sum. Such distribution shall be made or shall commence as soon as reasonably practicable after such Valuation Date.

           [FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1993]

           If a Participant has a Termination of Employment for any reason other than the Participant's death, the Participant may, upon written notice to the Committee at least thirty (30) days (or such lesser period as the Committee may from time to time permit) prior to a Valuation Date, elect a lump sum distribution (within the meaning of Section 402(d)(4) of the Code) of his vested Accrued Benefit, valued as of such Valuation Date. Such distribution shall be made as soon as practicable after such Valuation Date.

           (b) Payment of benefits shall be made not later than the Required Beginning Date, regardless of whether the Participant has elected to defer such payment under this Section 8.2.

     8.3  PAYMENT OF VESTED ACCRUED BENEFIT ON DEATH.

           (a) PAYMENT TO SPOUSE OR OTHER BENEFICIARY. On the death of a Participant before his entire vested Accrued Benefit has been paid from the Plan, the Trustees shall pay the unpaid portion of the Participant's vested Accrued Benefit to the Participant's surviving spouse (who shall be deemed to be the Participant's designated Beneficiary) if the Participant is married, subject to the following sentence. If the Participant is not married, or to the extent the Participant named a Beneficiary other than his surviving spouse to receive some or all of his vested Accrued Benefit under the Plan (and in accordance with Section 8.9 his surviving spouse consented to the naming of the other Beneficiary), the Trustees shall pay the Participant's vested Accrued Benefit to his Beneficiary.

           (b) METHOD AND FORM OF PAYMENT. The Participant's vested Accrued Benefit shall be paid in one lump sum as soon as reasonably practicable after the Valuation Date coinciding with or next following the death of the Participant and shall be valued as of such Valuation Date. The surviving spouse, or other Beneficiary or Beneficiaries, may elect (if they are not prohibited by an election of the Participant from so electing) to defer the receipt of the vested Accrued Benefit, but in no event shall such receipt be deferred beyond December 31 of the year in which the fifth anniversary of the date of the Participant's death occurs.

           (c) BENEFICIARY DESIGNATION. The Participant may designate a Beneficiary or Beneficiaries to receive the Participant's vested Accrued Benefit, if any, on the Participant's death. Such Beneficiary or Beneficiaries shall be designated by the Participant on a Beneficiary Designation Form provided or permitted by the Committee, and may be changed from time to time by filing a new Beneficiary Designation Form with the Committee. No designation of Beneficiary or change of Beneficiary shall be effective until filed with the Committee. If (i) a Participant fails to file a valid Beneficiary Designation Form, or (ii) all persons designated on the Beneficiary Designation Form predecease the Participant (or, in the case of a Beneficiary other than an individual, ceases to exist prior to the Participant's death, or (iii) any Beneficiary other than the surviving spouse survives the Participant but dies (or ceases to exist) prior to the receipt of the total amount to which such Beneficiary was entitled, and if there are no remaining contingent Beneficiaries, then the Trustees shall distribute the portion of such Participant's vested Accrued Benefit which is subject to the Beneficiary Designation Form in one lump sum to his surviving spouse, or if there is no surviving spouse, then to his estate.

           (d) Any amount paid to a child, in accordance with regulations prescribed by the Secretary of the Treasury, shall be treated as if it had been paid to the Participant's surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority (or such other events as the Secretary of the Treasury may by regulations prescribe).

     8.4 LUMP SUM PAYMENT WITHOUT ELECTION. Notwithstanding the provisions of this Article to the contrary, if the Participant or Beneficiary is entitled to a distribution due to the Participant's retirement on or after his Normal Retirement Date, death, Disability or other Termination of Employment, and if the value of the Participant's Accrued Benefit before such distribution does not exceed $3,500, the Committee shall direct the immediate distribution of such benefit, if any, as soon as practicable following the next Valuation Date, regardless of any election or consent of the Participant, his spouse, or other Beneficiary.

     8.5  VESTED INTERESTS.

           (a) A Participant shall be one-hundred percent (100%) vested in his Accrued Benefit if on or before the date he has a Termination of Employment he attains his Normal Retirement Date, is Disabled or dies.

           (b) Except as otherwise provided in Section 8.5(a), the vested portion of the Participant's Accrued Benefit is the sum of the following:

                 (1)   100% of his 401(k) Account;

                 (2)   100% of his Rollover Contribution Account;

                 (3) with respect to his Profit Sharing Contribution Account and his Matching Contribution Account, respectively, a percentage determined in accordance with the following schedule:

                 Years of Vesting                           Vested
                     Service                              Interest
                 -----------------                        --------
                 Less than 5 years                             0%
                 5 years or more                             100%

           (c) TIME OF FORFEITURE. If a Participant has a Termination of Employment, then except as otherwise provided in Section 8.5(a) and (d), that portion of the Participant's Accrued Benefit which is not vested as of the date of such Participant's Termination of Employment shall become a Forfeiture as of the earlier of the date on which the vested portion of the Participant's Accrued Benefit is fully distributed or as of the end of the Plan Year in which the Participant's Termination of Employment occurs. If a Participant has no vested Accrued Benefit, the Participant shall be deemed to have received a distribution of his vested Accrued Benefit on the date of his Termination of Employment, and accordingly, the unvested portion of the Accrued Benefit shall become a Forfeiture on such date.

           (d)   REINSTATEMENT OF UNVESTED AMOUNTS.  The provisions of this
     Section 8.5(d) apply with respect to a Participant who has a Termination of Employment and who resumes service with the Employer or a Commonly Controlled Entity before having five consecutive One Year Breaks in Service.

                 (1) If such Participant resumes service without having received a distribution of any portion of his Accrued Benefit, the amount of Matching Contributions, if any, forfeited under Section 8.5(c) shall be reinstated to the Participant's Matching Contribution Account, and the amount of Profit Sharing Contributions, if any, forfeited under Section 8.5(c) shall be reinstated to the Participant's Profit Sharing Contribution Account.

                 (2) If such Participant has received a distribution of a portion (but less than all) of his Accrued Benefit no later than the close of the second Plan Year following the Plan Year in which such Termination of Employment occurred, the amount of Matching Contributions, if any, forfeited under Section 8.5(c) shall not be reinstated to the Participant's Matching Contribution Account, and the amount of Profit Sharing Contributions, if any, forfeited under
           Section 8.5(c) shall not be reinstated to the Participant's Profit Sharing Contribution Account, and the Participant's Years of Vesting Service credited prior to his Termination of Employment shall be excluded, unless the Participant repays the amount of any such distribution to the Plan before the earlier of

                             (A) the end of the five-year period beginning with the date the Participant, following such distribution, again becomes an Employee, or

                             (B) the date the Participant has incurred five (5) consecutive One Year Breaks in Service following such distribution.

                 (3) If such Participant received a distribution of his vested Accrued Benefit after the close of the second

           Plan Year following the Plan Year in which his Termination of Employment occurred, the amount of Matching Contributions, if any, forfeited under Section 8.5(c) shall not be reinstated to the Participant's Matching Contribution Account, and the amount of Profit Sharing Contributions, if any, forfeited under Section 8.5(c) shall not be reinstated to the Participant's Profit Sharing Contribution Account, and the Participant's Years of Vesting Service credited prior to the date of such distribution shall be excluded, unless the Participant repays the amount of any such distribution to the Plan before the end of the five-year period beginning on the date of such distribution.

                 (4) Amounts which must be reinstated pursuant to Section 8.5(d)(1) or (2) (other than amounts repaid by the Participant), unless contributed by the Employers, shall be reinstated from Forfeitures in the Plan Year in which service with an Employer or Commonly Controlled Entity is resumed (or if later, in which such amounts are repaid), and, to the extent such Forfeitures are less than the amounts to be reinstated, as an expense of the Trust in the Plan Year in which service is resumed.

           (e) NO REINSTATEMENT AFTER FIVE ONE YEAR BREAKS IN SERVICE. If a Participant who had a Termination of Employment resumes service with an Employer or Commonly Controlled Entity after having five consecutive One Year Breaks in Service, the amount, if any, forfeited under Section 8.5(c) shall not be reinstated.

           (f) ALLOCATION OF FORFEITURES. [EFFECTIVE FOR PLAN YEARS COMMENCING PRIOR TO JANUARY 1, 1994] Forfeitures arising under the provisions of Section 8.5 and 13.5 shall be allocated as Matching Contributions under Section 6.5, in addition to Matching Contributions made to the Plan under Section 4.2, for the Plan Year in which such Forfeitures occurred.

           [EFFECTIVE FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1994] Forfeitures arising under the provisions of Sections 5.2, 5.3, 8.5 and 13.5 shall be allocated as Matching Contributions under Section 6.2, in addition to Matching Contributions made to the Plan under Section 4.2, for the Plan Year in which such Forfeitures occurred.

     8.6 DEDUCTION OF TAXES FROM AMOUNTS PAYABLE. The Trustee may deduct from the amount to be distributed such amount as the Trustee, in his or its sole discretion, deems proper to protect the Trustee and the Trust against liability for the payment of death, succession, inheritance, income, or other taxes, and out of the money so deducted, the Trustee may discharge any such liability and pay the amount remaining to the Participant or his Beneficiary, as the case may be.

     8.7 DEADLINE FOR PAYMENT OF BENEFITS. Notwithstanding any other provision herein, payment of a Participant's benefits shall be made (unless the Participant elects otherwise) not later than sixty (60) days after the latest of the close of the Plan Year in which (a) the Participant attains age sixty-five
(65), (b) occurs the tenth (10th) anniversary of the date on which the Participant commenced participation in the Plan, and (c) the Participant had a Termination of Employment, provided, however, payment of benefits shall commence or be made not later than a Participant's Required Beginning Date.

     8.8 FACILITY OF PAYMENT. If a Participant or Beneficiary is declared an incompetent or is a minor, and a conservator, guardian, or other person legally charged with his care has been appointed, any benefits to which such Participant or Beneficiary is entitled shall be payable to such conservator, guardian, or other person legally charged with his care.

           If a Participant or Beneficiary is incompetent, is a minor, or, in the opinion of the Committee would fail to derive benefit from distribution of funds, and if a conservator, guardian, or other person charged with his care has not been appointed, the Committee, in its sole and exclusive discretion, may (a) require the appointment of a conservator or guardian; (b) distribute the Participant's Accrued Benefit to relatives of the Participant or Beneficiary for the benefit of the Participant or Beneficiary, or (c) distribute such Accrued Benefit directly to or for the benefit of the Participant or Beneficiary.

           The decision of the Committee in such matters shall be final, binding, and conclusive upon the Employer and the Trustee and upon each Employee, Participant, Beneficiary, and every other person or party interested or concerned. An Employer, the Trustee and the Committee shall not be under any duty to see to the proper application of such payments made to a Participant, conservator, guardian, or relatives of a Participant.

     8.9 SPOUSAL CONSENT TO A WAIVER. A spousal consent to the Participant's naming of a Beneficiary other than his spouse shall:

           (a)   be in a writing acknowledging the effect of the consent;

           (b)   be witnessed by the Committee or a notary public;

           (c)   be effective only for the spouse who executes the consent; and

           (d) designate a Beneficiary which may be further changed without spousal consent only if the consent of the spouse expressly so permits;

provided that the consent of a Participant's spouse shall not be required if it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe; and further provided that the Committee may provide a spousal consent form which provides that such consent once given is irrevocable.

     8.10 FORM OF PAYMENT. A Participant's Accrued Benefit payable under this Article shall be distributed in cash.

     8.11 IMPROPER PAYMENT OF BENEFITS. The Committee shall require reimbursement of any amount of payment subsequently determined not to have been properly payable to a Participant or Beneficiary.


                                  ARTICLE IX

                               ADMINISTRATION

     9.1 BOARD OF DIRECTORS DUTIES. The Board of Directors shall have overall responsibility for the establishment, amendment, termination, administration and operation of the Plan, which responsibility it shall discharge by the appointment and removal (with or without cause) of the members of the Committee, to which is delegated the overall responsibility for the administration and operation of the Plan, and for appointing, supervising and terminating the Trustee and any Investment Manager in accordance with the Trust Agreement.

     9.2 COMMITTEE MEMBERSHIP. The Committee shall consist of three (3) or more members, who shall be appointed by the Board of Directors. In the absence of such appointment, if the Trustee is one or more individuals, the Trustee shall serve as the Committee and if the Trustee is not one or more individuals, the Company shall serve as the Committee. The members of the Committee shall remain in office at the will of the Board of Directors, and the Board of Directors may from time to time remove any of said members with or without cause and shall appoint their successors. The Committee shall have the general responsibility for the administration of the Plan and for carrying out its provisions.

     9.3 COMMITTEE STRUCTURE. Each member of the Committee may (but need not) be an officer, director or Employee of an Employer hereunder, a Participant or Beneficiary. Each person, upon becoming a member of the Committee, shall file an acceptance thereof in writing with the secretary of Checker Motors Corporation, acting as general partner of the Company, and the secretary of the Committee. Any member of the Committee may resign by delivering his written resignation to the secretary of Checker Motors Corporation, acting as general partner of the Company, and the secretary of the Committee, and such resignation shall become effective upon the date specified therein. In the event of a vacancy in membership, the remaining members shall constitute the Committee with full power to act until said vacancy is filled.

     9.4 COMMITTEE ACTIONS. The action of the Committee shall be determined by the vote or other affirmative expression of a majority of its members.
Action may be taken by the Committee at a meeting or in writing without a meeting. The Board of Directors of the Company shall choose a chairman who shall be a member of the Committee and a secretary who may (but need not) be a member of the Committee. The secretary shall keep a record of all meetings and acts of the Committee and shall have custody of all records and documents pertaining to its operations. Either the chairman or secretary may execute any certificate or other written direction on behalf of the Committee.

     9.5 COMMITTEE DUTIES. The Committee on behalf of the Participants and all other Beneficiaries of the Plan and the Trust shall enforce the Plan and the Trust Agreement in accordance with the terms of the Plan and the Trust Agreement and shall have all powers necessary to accomplish that purpose, including, but not by way of limitation, the following:

           (a)   To appoint and remove, as it deems advisable, a Plan
     Administrator;

           (b) To issue rules and regulations necessary for the proper conduct and administration of the Plan and to change, alter, or amend such rules and regulations;

           (c)   To construe the Plan and Trust Agreement;

           (d) To determine all questions arising in the administration of the Plan, including those relating to the eligibility of persons to become Participants, the rights of Participants and their Beneficiaries, and Employer Contributions, and its decision thereon shall be final and binding upon all persons hereunder;

           (e) To compute and certify to the Trustee the amount and kind of benefits payable to Participants or their Beneficiaries;

           (f) To authorize all disbursements of the Trustee from the Trust Fund in accordance with the provisions of the Plan;

           (g) To employ and suitably compensate such accountants, attorneys (who may but need not be the accountants or attorneys of the Company), and other persons to render advice and clerical employees as it may deem necessary to the performance of its duties;

           (h)   To hear, review and determine claims for benefits;

           (i) To exercise any rights, powers or privileges granted to it by the terms of the Trust Agreement;

           (j) To communicate the Plan and its eligibility requirements to the Employees and notify Employees when they become eligible to participate;

           (k) To make available to Participants upon request, for examination during business hours, such records as pertain exclusively to the examining Participant; and

           (l) To establish and communicate to the Trustee and any Investment Managers the investment objectives and guidelines and to periodically review and monitor the performance of the Trustee and any Investment Manager.

     9.6  ALLOCATIONS AND DELEGATIONS OF RESPONSIBILITY.

           (a) The Board of Directors, the Committee and, if the Trustee is one or more individuals, the Trustee, respectively, shall have the authority to delegate, from time to time, by instrument in writing filed in their respective minute books, all or any part of their respective responsibilities under the Plan to such person or persons as it may deem advisable (and may authorize such person, upon receiving written consent of the delegating entity, to delegate such responsibilities to such other person or persons as the delegating entity shall authorize) and in the same manner to revoke any such delegation of responsibility. Any action of the delegate in the exercise of such delegated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the delegating entity. Any Employer, the Board of Directors, the Committee and, if the Trustee is one or more individuals, the Trustee shall not be liable for any acts or omissions of any such delegate. The delegate shall periodically report to the delegating authority concerning the discharge of the delegated responsibilities.

           (b) The Board of Directors, the Committee and, if the Trustee is one or more individuals, the Trustee shall have the authority to allocate, from time to time, by instrument in writing filed in their respective minute books, all or any part of their respective responsibilities under the Plan to one or more of their respective members as they may deem advisable, and in the same manner to revoke such allocation of responsibilities. Any action of the member to whom responsibilities are allocated in the exercise of such allocated responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the allocating entity. An Employer, the Board of Directors, the Committee and, if the Trustee is one or more individuals, the Trustee shall not be liable for any acts or omissions of such member. The member to whom responsibilities have been allocated shall periodically report to the allocating authority concerning the discharge of the allocated responsibilities.

     9.7 COMMITTEE BONDING AND EXPENSES. The members of the Committee shall serve without bond (except as otherwise required by federal law). A member of the Committee who is receiving full-time pay from an Employer or Commonly Controlled Entity as an Employee shall serve without compensation for services as a member of the Committee. Any other member of the Committee may receive compensation for services as a member of the Committee from the Employer, but may not receive such compensation for services from the Plan. All expenses of the Committee shall be paid by the Trust except to the extent paid by an Employer.

     9.8 INFORMATION TO BE SUPPLIED BY EMPLOYER. Each Employer shall provide the Committee and the Trustee or their delegate with such information as it shall from time to time need in the discharge of its duties. The Committee and the Trustee may rely conclusively on the information certified to it by an Employer.

     9.9 RECORDS. The regularly kept records of the Committee, any Employer and, if the Trustee is one or more individuals, the Trustee shall be conclusive evidence of the service of a Participant, his Compensation, his age, his marital status, his status as an Employee, and all other matters contained therein applicable to this Plan; provided that a Participant may request a correction in the record of his age at any time prior to retirement, and such correction shall be made if within 90 days after such request he furnishes in support thereof a birth certificate, baptismal certificate, or other documentary proof of age satisfactory to the Committee.

     9.10 FIDUCIARY CAPACITY. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     9.11 PLAN ADMINISTRATOR. The Committee may appoint a Plan Administrator who may (but need not) be a member of the Committee; and in absence of such appointment, the Committee shall be the Plan Administrator.

     9.12  COMMITTEE/PLAN ADMINISTRATOR DECISIONS FINAL.  The Committee and
Plan Administrator shall have full discretion to construe and interpret the Plan and to decide all matters within their respective jurisdictions, including factual matters, all questions concerning eligibility for participation, and all questions relating to the amount and manner of providing benefits, and including full discretion to resolve benefit appeals, and their decisions shall be final, binding and conclusive upon the Employers, each Employee, Participant, former Participant, Beneficiary and every other person or party interested or concerned for all purposes.

     9.13  COMPANY, COMMITTEE AND TRUSTEE AS AGENT.  The Company, the
Committee and, if the Trustee is one or more individuals, the Trustee, shall act as agent for each Employer in the administration of the Plan.

     9.14 FIDUCIARY RESPONSIBILITY. If a Plan fiduciary acts in accordance with ERISA, Title I, Subtitle B, Part 4,

           (a) in determining that the Participant's spouse has consented to the Participant's naming of a Beneficiary other than his spouse or that the consent of the Participant's spouse may not be obtained because there is no spouse, the spouse cannot be located or other circumstances prescribed by the Secretary of the Treasury by regulations, then to the extent of payments made pursuant to such consent or determination, the Plan and its fiduciaries shall have no further liability; or

           (b) in treating a domestic relations order as being (or not being) a Qualified Domestic Relations Order (defined in Section 13.7), or, during any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), in separately accounting for the amounts ("Segregated Amounts") which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order, in paying the Segregated Amounts (including any interest thereon) to the person entitled thereto if within the 18-month period beginning with the date on which the first payment would be required to be made under the domestic relations order (the "18-Month Period") the domestic relations order (or a modification thereof) is determined to be a Qualified Domestic Relations Order, in paying the Segregated Amounts (including any interest thereon) to the person entitled thereto if there had been no order if within the 18-Month Period the domestic relations order is determined not to be qualified or if the issue is not resolved within the 18-Month Period and in prospectively applying a domestic relations order which is determined to be qualified after the close of the 18-Month Period, then the obligation of the Plan and its fiduciaries to the Participant and each alternate payee shall be discharged to the extent of any payment made pursuant to such acts.


                                   ARTICLE X

                              CLAIMS PROCEDURE

     10.1 INITIAL CLAIM FOR BENEFITS. Each Participant or Beneficiary ("Claimant") may submit his application for +benefits ("Claim") to the Committee (or to such other person as may be designated by the Committee) in writing in such form as is provided or approved by the Committee. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a Claim prior to his filing a Claim and exhausting his rights to review under Sections 10.1 and 10.2.

           When a Claim has been filed properly, such Claim shall be evaluated and the Claimant shall be notified of the approval or the denial of the Claim within ninety (90) days after the receipt of such Claim unless special circumstances require an extension of time for processing the Claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the Claimant prior to the termination of the initial ninety (90) day period, which notice shall specify the special circumstances requiring an extension and the date by which a final decision will be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the Claim was filed). A Claimant shall be given a written notice in which the Claimant shall be advised as to whether the Claim is granted or denied, in whole or in part. If a Claim is denied, in whole or in part, the notice shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions upon which the denial is based, (3) a description of any additional material or information necessary to perfect the Claim and an explanation of why such material or information is necessary, and (4) the Claimant's rights to seek review of the denial.

     10.2 REVIEW OF CLAIM DENIAL. If a Claim is denied, in whole or in part, the Claimant shall have the right to (i) request that the Committee (or such other person as shall be designated in writing by the Committee) review the denial, (ii) review pertinent documents, and (iii) submit issues and comments in writing, provided that the Claimant files a written request for review with the Committee within sixty (60) days after the date on which the Claimant received written notification of the denial. Within sixty (60) days after a request for review is received, the review shall be made and the Claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the Claimant shall be given a written notification within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes.

           If a Claimant shall fail to file a request for review in accordance with the procedures herein outlined, such Claimant shall have no rights to review and shall have no right to bring action in any court and the denial of the Claim shall become final and binding on all persons for all purposes.



                                  ARTICLE XI

                    AMENDMENT AND TERMINATION OF THE PLAN

     11.1 DISCONTINUANCE OF CONTRIBUTIONS. It is the expectation of the Company that it will continue the Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan and the payment of Employer Contributions hereunder is not assumed as a contractual obligation of the Company or any other Employer; and the right is reserved by the Company or any other Employer at any time to reduce, suspend or discontinue its contributions hereunder, provided, however, that the Employer Contributions accrued or determined for any Plan Year shall not be retroactively reduced, suspended or discontinued.

     11.2  AMENDMENTS.

           (a) The Company by resolution of the Board of Directors or any entity appointed for such purpose by the Board of Directors, may amend, modify, change, revise or discontinue the Plan or the Trust Agreement, at any time; provided, that, except as provided in Sections 6.5 and 7.10, no amendment shall (i) increase the duties or liabilities of the Trustee, the Committee or the Plan Administrator without written consent of the entity affected; (ii) have the effect of vesting in any Employer any interest in any funds, securities or other property subject to the terms of this Plan and the Trust Agreement; (iii) authorize or permit at any time any part of the corpus or income of the Trust Fund to be used or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries; or (iv) have any retroactive effect as to deprive any Participant or Beneficiary of any benefit already accrued; provided that no amendment made in conformance to provisions of the Code, or any other statute relating to employee's trusts, or any official regulations or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary, or to have violated the provisions hereof.

           (b) If a person is not an Employee on or after the effective date of any amendment to the Plan, the amendment shall be deemed as having no effect on the amount of such person's benefits or other rights under the Plan unless the amendment specifically provides otherwise.

     11.3 PLAN TERMINATION. Although it is the intention of the Company that this Plan be permanent, the Company shall have the right to terminate the Plan and the Trust at any time, by resolution of the Board of Directors.

     11.4 PAYMENT UPON TERMINATION. Upon termination of the Plan or complete discontinuance of Employer Contributions hereunder, each Participant's Accrued Benefit shall become fully vested. Upon a partial termination of the Plan, the Accrued Benefit of each former Participant who lost status as a Participant because of such partial termination shall become fully vested. In the event of termination of the Plan and after payment of all expenses and proportional adjustment of accounts to reflect such expenses, fund losses or profits and reallocation to the date of termination, except to the extent that the Board of Directors shall otherwise direct, each Participant and each Beneficiary of a deceased Participant shall be entitled to receive his entire Accrued Benefit as soon as reasonably possible. If such amounts are not immediately distributed, then continued allocations of the net earnings, losses and expenses of the Trust.

     11.5 WITHDRAWAL FROM THE PLAN BY AN EMPLOYER. While it is not the present intention of any Employer to withdraw from the Plan and Trust Agreement, any Employer other than the Company may withdraw from the Plan and Trust Agreement, under such terms and conditions as the Board of Directors may prescribe, by delivery to the Trustee and the Company of a resolution of its board of directors electing to so withdraw.


                                  ARTICLE XII

                            TOP HEAVY PROVISIONS

     12.1 APPLICATION. The definitions in Section 12.2 shall apply under this Article XII and the special rules in Section 12.3 shall apply, notwithstanding any other provisions of the Plan, for any Plan Year in which the Plan is a Top Heavy Plan and for such other Plan Years as may be specified herein.

     12.2 SPECIAL TOP HEAVY DEFINITIONS. The following special definitions shall apply under this Article XII.

           (a) "AGGREGATE EMPLOYER CONTRIBUTIONS" means the sum of all Employer Contributions under this Plan allocated for a Participant to the Plan and employer contributions and forfeitures allocated for the Participant to all Related Defined Contribution Plans in the Aggregation Group.

           (b) "AGGREGATION GROUP" means the group of plans in a Mandatory Aggregation Group, if any, that includes the Plan, unless inclusion of Related Plans in the Permissive Aggregation Group in the Aggregation Group would prevent the Plan from being a Top Heavy Plan, in which case "Aggregation Group" means the group of plans consisting of the Plan and each other Related Plan in a Permissive Aggregation Group with the Plan.

                 (i) "MANDATORY AGGREGATION GROUP" means each plan (considering the Plan and Related Plans) that, during the Plan Year that contains the Determination Date or any of the four preceding Plan Years,

                       (A)   had a participant who was a Key Employee, or

                       (B) was necessary to be considered with a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of
                 Section 401(a)(4) or Section 410 of the Code.

                 If the Plan is not described in (A) or (B) above, it shall not be part of a Mandatory Aggregation Group.

               (ii) "PERMISSIVE AGGREGATION GROUP" means the group of plans consisting of (A) the plans, if any, in a Mandatory Aggregation Group with the Plan, and (B) any other Related Plan, that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Section 401(a)(4) and
           Section 410 of the Code. A Related Plan in (B) of the preceding sentence may include a simplified employee pension plan, as defined in Code Section 408(k), and a collectively bargained plan, if when considered as a part of the Aggregation Group such plan does not cause the Aggregation Group to fail to satisfy the requirements of
           Section 401(a)(4)
           and Section 410 of the Code considering, if the plan is a multiemployer plan as described in Code Section 414(f) or a multiple employer plan as described in Code Section 413(c), benefits under the plan only to the extent provided to employees of the employer because of service with the employer and, if the plan is a simplified employee pension plan, only the employer's contribution to the plan.

           (c) "DETERMINATION DATE" means, with respect to a plan year, the last day of the preceding plan year or, in the case of the first plan year, the last day of such plan year. If the Plan is aggregated with other plans in the Aggregation Group, the Determination Date for each other plan shall be, with respect to any plan year, the Determination Date for each such other plan which falls in the same calendar year as the Determination Date for the Plan.

           (d) "KEY EMPLOYEE" means, for the Plan Year containing the Determination Date, any person or the beneficiary of any person who is an employee or former employee of an Employer or a Commonly Controlled Entity as determined under Code Section 416(i) and who, at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years (the "Measurement Period"), is a person described in paragraph (i), (ii), (iii) or (iv), subject to paragraph (v).

                 (i) An officer of the Employer or Commonly Controlled Entity who:

                       (A) in any Measurement Period, in the case of a Plan Year beginning after December 31, 1983, is an officer during the Plan Year and has annual Compensation for the Plan Year in an amount greater than fifty percent (50%) of the amount in effect under Section 415(c)(1)(A) of Internal Revenue Code for the calendar year in which such Plan Year ends ($30,000 in 1989, adjusted in subsequent years as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of Section 415(d) of the Internal Revenue Code); and

                       (b) in any Measurement Period, in the case of a Plan Year beginning on or before December 31, 1983, is an officer during the Plan Year, regardless of Compensation (except to the extent that applicable law, regulations and rulings indicate that the fifty percent (50%) requirement set forth in subparagraph (A) is applicable).

           No more than a total of fifty (50) persons (or, if lesser, the greater of three (3) persons or ten percent (10%) of all persons or beneficiaries of persons who are employees or former employees) shall be treated as Key Employees under this paragraph (i) for any Measurement Period. In the case of an Employer or Commonly Controlled Entity which is not a corporation:

                       (A) in any Measurement Period, in the case of a Plan Year beginning on or before February 28, 1985, no persons shall be treated as Key Employees under this paragraph (i); and

                       (B) in any Measurement Period, in the case of a Plan Year beginning after February 28, 1985, the term "officer" as used in this subsection (d) shall include administrative executives as described in Section 1.416-1(T-13) of the Treasury Regulations.

               (ii) One (1) of the ten (10) persons who, during a Plan Year in the Measurement Period:

                       (a) have annual Compensation from the Employer or a Commonly Controlled Entity for such Plan Year greater than the amount in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends (the greater of $30,000 or one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code, adjusted as determined in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to the provisions of
                 Section 415(d) of the Code); and

                       (b) own (or are considered as owning within the meaning of Code Section 318) in such Plan Year, the largest percentage interests in the Employer or a Commonly Controlled Entity, in such Plan Year, provided that no person shall be treated as a Key Employee under this paragraph unless he owns more than one-half percent (1/2%) interest in the Employer or a Commonly Controlled Entity.

           No more than a total of ten (10) persons or beneficiaries of persons who are employees or former employees shall be treated as Key Employees under this paragraph (ii) for any Measurement Period.

                 A person who, for a Plan Year in the Measurement Period, is a more than five percent (5%) owner (or is considered as owning more than five percent (5%) within the meaning of Code Section 318) of the Employer or a Commonly Controlled Entity.

                 A person who, for a Plan Year in the Measurement Period, is a more than one percent (1%) owner (or is considered as owning more than one percent (1%) within the meaning of Code Section 318) of the Employer or a Commonly Controlled Entity and has an annual Compensation for such Plan Year from the Employer and Commonly Controlled Entities of more than $150,000.

                 If the number of persons who meet the requirements to be treated as Key Employees under paragraph (i) or (ii) exceed the limitation on the number of Key Employees to be counted under paragraph (i) or (ii), those persons with the highest annual Compensation in a Plan Year in the Measurement Period for which the requirements are met and who are within the limitation on the number of Key Employees will be treated as Key Employees.

           If the requirements of paragraph (i) or (ii) are met by a person in more than one (1) Plan Year in the Measurement Period, each person will be counted only once under paragraph (i) or (ii):

                       (A) under paragraph (i), the Plan Year in the Measurement Period in which a person who was an officer and had the highest annual Compensation shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence;

                       (B) under paragraph (ii), the Plan Year in the Measurement Period in which the ownership percentage interest is the greatest shall be used to determine whether the person will be treated as a Key Employee under the preceding sentence.

           Notwithstanding the above provisions of paragraph (v), a person may be counted in determining the limitation under both paragraphs (i) and (ii). In determining the sum of the Present Value of Accrued Benefits for Key Employees under subsection (h) of this Section, the Present Value of Accrued Benefits for any person shall be counted only once.

           (e) "NON-KEY EMPLOYEE" means a person or the beneficiary of a person who, at any time during the Measurement Period, has an account balance in the Plan or an account balance or accrued benefit in any Related Plan in the Aggregation Group and who is not a Key Employee.

           (f) "PRESENT VALUE OF ACCRUED BENEFITS" means, for any Plan Year, an amount equal to the sum of (i), (ii) and (iii) for each person who, in the Plan Year containing the Determination Date, was a Key Employee or a Non-Key Employee.

                 Subject to (iv) below, the value of a person's Accrued Benefit under the Plan and each Related Defined Contribution Plan in the Aggregation Group, determined as of the valuation date coincident with or immediately preceding the Determination Date, adjusted for contributions due as of the Determination Date, as follows:

                       (A) in the case of a plan not subject to the minimum funding requirements of Section 412 of the Code, by including the amount of any contributions actually made after the valuation date but on or before the Determination Date, and, in the first plan year of a plan, by including contributions made after the Determination Date that are allocated as of a date in that first plan year; and

                       (B) in the case of a plan that is subject to the minimum funding requirements, by including the amount of any contributions that would be allocated as of a date not later than the Determination Date, plus adjustments to those amounts as required under applicable rulings, even though those amounts are not yet required to be contributed or allocated (e.g., because they have been waived) and by including the amount of any contributions actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Section 412(c)(10) of the Code.

                 Subject to (iv) below, the sum of the actuarial present values of a person's accrued benefits under each Related Defined Benefit Plan in the Aggregation Group, determined, for any person who is employed by an Employer maintaining the Plan on the Determination Date, expressed as a benefit commencing at Normal Retirement Date (or the person's attained age, if later), and further determined using the same method which is used for accrual purposes under all Related Defined Benefit Plans in the Aggregation Group, and if the same method is not used for all Related Defined Benefit Plans then as if such benefit accrued no more rapidly than at the slowest permitted accrual rate under Code Section 411(b)(1)(C) determined based on the following actuarial assumptions:

                       (A)   Interest rate 5%; and

                       (B)   Mortality:  1984 Unisex Pension Table;

           and determined in accordance with Code Section 416(g), provided, however, that if a Related Defined Benefit Plan in the Aggregation Group provides for different or additional actuarial assumptions to be used in determining the present value of accrued benefits thereunder for the purpose of determining the top heavy status thereof, then such different or additional actuarial assumptions shall apply with respect to each Related Defined Benefit Plan in the Aggregation Group.

           The present value of an accrued benefit for any person who is employed by an employer maintaining a plan on the Determination Date is determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date, provided however that:

                       (A) for the first plan year of the plan, the present value for an employee is determined as if the employee had a Termination of Employment (1) on the Determination Date or (2) on such valuation date but taking into account the estimated accrued benefit as of the Determination Date; and

                       (B) for the second and subsequent plan years of the plan, the accrued benefit taken into account for an employee is not less than the accrued benefit taken into account for the first plan year unless the difference is attributable to using an estimate of the accrued benefit as of the Determination Date for the first plan year and using the actual accrued benefit as of the Determination Date for the second plan year.

           For purposes of this paragraph (ii), the valuation date is the valuation date used by the plan for computing plan costs for minimum funding, regardless of whether a valuation is performed that year.

                 If the plan provides for a nonproportional subsidy as described in Treasury Regulations Section 1.416-1(T-27), the present value of accrued benefits shall be determined taking into account the value of nonproportional subsidized early retirement benefits and nonproportional subsidized benefit options.

                 Subject to (iv) below, the aggregate value of amounts distributed from the Plan and each Related Plan in the Aggregation Group during the Plan Year that includes the Determination Date or any of the four preceding Plan Years including amounts distributed under a terminated plan which, if it had not been terminated, would have been in the Aggregation Group.

                 The following rules shall apply in determining the Present Value of Accrued Benefits:

                       (A) Amounts attributable to qualified voluntary employee contributions, as defined in Section 219(e) of the Code, shall be excluded.

                       (B) In computing the Present Value of Accrued Benefits with respect to rollovers or plan-to-plan transfers, the following rules shall be applied to determine whether amounts which have been distributed during the five (5) year period ending on the Determination Date from or accepted into this Plan or any plan in the Aggregation Group shall be included in determining the Present Value of Accrued Benefits:

                             (1) Unrelated Transfers accepted into the Plan or any plan in the Aggregation Group after December 31, 1983 shall not be included.

                             (2) Unrelated Transfers accepted on or before December 31, 1983 and all Related Transfers accepted at any time into the Plan or any plan in the Aggregation Group shall be included.

                             (3) Unrelated Transfers made from the Plan or any plan in the Aggregation Group shall be included.

                             (4) Related Transfers made from the Plan or any plan in the Aggregation Group shall not be included by the transferor plan (but shall be counted by the accepting plan).

           The Accrued Benefit of any individual who has not performed services for an Employer maintaining the Plan or from a Commonly Controlled Entity maintaining a Related Plan in the Aggregation Group at any time during the five (5) year period ending on the Determination Date shall be excluded in computing the Present Value of Accrued Benefits.

           (g) "RELATED TRANSFER" means a rollover or a plan-to-plan transfer which is either not initiated by the Employee or is made between plans each of which is maintained by a Commonly Controlled Entity.

           (h) A "TOP HEAVY AGGREGATION GROUP" exists in any Plan Year for which, as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group; provided that, for purposes of determining the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group, there shall be excluded the Present Value of Accrued Benefits of any Non-Key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date. For purposes of applying the special rules herein with respect to a Super Top Heavy Plan, a Top Heavy Aggregation Group will also constitute a "Super Top Heavy Aggregation Group" if in any Plan Year as of the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group.

           (i) "TOP HEAVY PLAN" means the Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group consisting solely of the Plan. For purposes of applying the rules herein with respect to a Super Top Heavy Plan, a Top Heavy Plan will also constitute a "SUPER TOP HEAVY PLAN" if the Plan in any Plan
     Year is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group consisting solely of the Plan.

           (j) "UNRELATED TRANSFER" means a rollover or a plan-to-plan transfer which is both initiated by the Employee and (a) made from a plan maintained by a Commonly Controlled Entity to a plan maintained by an employer which is not a Commonly Controlled Entity or (b) made to a plan maintained by a Commonly Controlled Entity from a plan maintained by an employer which is not a Commonly Controlled Entity.

     12.3 SPECIAL TOP HEAVY PROVISIONS. For each Plan Year in which the Plan is a Top Heavy Plan, the following rules shall apply, except that the special provisions of this Section 12.3 shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective-bargaining agreement between employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representative and the Employer or Employers:

           (a) MINIMUM EMPLOYER CONTRIBUTIONS. In any Plan Year in which the Plan is a Top Heavy Plan, the Employers shall make additional Employer Contributions to the Plan as necessary for each Participant who is employed on the last day of the Plan Year and who is a Non-Key Employee to bring the amount of his Aggregate Employer Contributions (excluding such Participant's 401(k) Contributions and Matching Contributions used for purposes of determining the actual contribution percentage under Section 5.4(c)) for the Plan Year up to at least three percent (3%) of his Compensation, or if the Plan is not required to be included in an aggregation group in order to permit a defined benefit plan in the aggregation group to satisfy the requirements of Section 401(a)(4) or Section 410 of the Code, such lesser amount as is equal to the largest percentage of a Key Employee's Compensation allocated to the Key Employee as Aggregate Employer Contributions, unless such Participant is a Participant in a Related Defined Benefit Plan and receives a minimum benefit thereunder in accordance with Section 416(c) of the Code in which case such Participant shall not receive a minimum contribution under this Section 12.3(a).

     For purposes of determining whether a Non-Key Employee is a Participant entitled to have minimum Employer Contributions made on his behalf, a Non-Key Employee will be treated as a Participant even if he is not otherwise a Participant (or accrues no benefit) under the Plan because:

                   he has failed to complete the requisite number of hours of service (if any) after becoming a Participant in the Plan,

                   he is excluded from participation in the Plan (or accrues no benefit) merely because his compensation is less than a stated amount, or he is excluded from participation in the Plan (or accrues no benefit) merely because of a failure to make mandatory employee contributions or, if the Plan is a 401(k) plan, because of a failure to make elective 401(k) contributions.

           (b) VESTING. For each Plan Year in which the Plan is a Top Heavy Plan and for each Plan Year thereafter, the Participant's vested Accrued Benefit shall be determined in accordance with the following schedule:

                 Years of Vesting Service           Vested Percentage
                 ------------------------           -----------------
                 Less than 3 years                      0%
                 3 years or more                      100%

           (c) LIMITATIONS. In computing the limitations under Section 6.5 hereof for years in which the Plan is a Top Heavy Plan, the special rules of Section 416(h) of the Code shall be applied in accordance with applicable regulations and rulings so that, in determining the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, at each place at which "1.25" would have been used, "1.00" shall be substituted, unless the Plan is not a Super Top Heavy Plan and the special requirements of Section 416(h)(2) of the Code have been satisfied.

           (d) TRANSITION RULE FOR A TOP HEAVY PLAN. Notwithstanding the provisions of Section 12.3(c), for each Plan Year in which the Plan is a Top Heavy Plan and in which the Plan does not meet the special requirements of Section 416(h)(2) of the Code in order to use 1.25 in the denominator of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction, if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Top Heavy Plans and if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Top Heavy Plans, a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to 1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Plan is a Top Heavy Plan and the Plan does not meet the special requirements of Section 416(h)(2) of the Code in order to use
     1.25 in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction, until such time as the Participant's Combined Fraction is not greater than 1.00.

           (e) TRANSITION RULE FOR A SUPER TOP HEAVY PLAN. Notwithstanding the provisions of Sections 12.3(c) and 12.3(d), for each Plan Year in which the Plan is a Super Top Heavy Plan, (1) if an Employee was a participant in one or more defined benefit plans and in one or more defined contribution plans maintained by the employer before the plans became Super Top Heavy Plans, and (2) if such Participant's Combined Fraction exceeds 1.00 because of accruals and additions that were made before the plans became Super Top Heavy Plans and if immediately before the plans became Super Top Heavy Plans the Combined Fraction as then computed did not exceed 1.00, then a factor equal to the lesser of 1.25 or such lesser amount (but not less than 1.00) as shall be needed to make the Employee's Combined Fraction equal to
     1.00 shall be used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction if there are no further accruals or annual additions under any Super Top Heavy Plans until the Participant's Combined Fraction is not greater than 1.00 when a factor of 1.00 is used in the denominators of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction. Any provisions herein to the contrary notwithstanding, if the Plan is a Super Top Heavy Plan, there shall be no further Annual Additions for a Participant whose Combined Fraction is greater than 1.00 when a factor of 1.00 is used in the denominator of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction until the Participant's Combined Fraction is not greater than 1.00.

           (f) TERMINATED PLAN. If the Plan becomes a Top Heavy Plan after it has formally been terminated, has ceased crediting for benefit accruals and vesting and has been or is distributing all plan assets to participants and their beneficiaries as soon as administratively feasible or if the Plan has distributed all benefits of participants and their beneficiaries, the provisions of Section 12.3 shall not apply to the Plan.

           (g) FROZEN PLANS. If the Plan becomes a Top Heavy Plan after contributions have ceased under the Plan but all assets have not been distributed to participants or their beneficiaries, the provisions of
     Section 12.3 shall apply to the Plan.


                                 ARTICLE XIII

                          MISCELLANEOUS PROVISIONS

     13.1 EMPLOYER JOINDER. Any Commonly Controlled Entity may, with the approval of the Board of Directors and subject to such terms and conditions as the Board of Directors may prescribe, adopt the Plan and Trust Agreement.

     13.2 COMPANY MERGER. In the event that a corporation or other entity becomes a successor corporation to the Company or an Employer, by merger, consolidation, purchase or otherwise, such successor corporation shall be substituted hereunder for the Company or the Employer.

     13.3 PLAN MERGER. The Plan shall not merge or consolidate with, or transfer any assets or liabilities to any other plan, unless each Participant would receive a benefit immediately after the merger, consolidation or transfer (if the Plan were then terminated) which is equal to or greater than the benefit he would have been entitled to immediately before the merger, consolidation, or transfer (if the Plan were then terminated).

     13.4 INDEMNIFICATION. Each Employer shall indemnify and hold harmless each member of the Board of Directors, each member of the Committee, the Plan Administrator and, if the Trustees are one or more individuals, the Trustees, and each officer and employee of an Employer to whom are delegated duties, responsibilities, and authority with respect to the Plan, from and against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including, but not limited to, reasonable attorney fees) which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by an Employer. Notwithstanding the foregoing, an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Employer consents in writing to such settlement or compromise.

     13.5 UNCLAIMED AMOUNTS. Unclaimed amounts shall consist of the amounts of the Accounts of a Participant which cannot be distributed because of the Committee's inability, after a reasonable search, to locate a Participant or his Beneficiary within a period of two (2) years after the payment of benefits becomes due. Unclaimed amounts for a Plan Year shall become a Forfeiture and shall be allocated in accordance with Section 8.5(e) hereof, within a reasonable time after the close of the Plan Year in which such two-year period shall end. If an unclaimed amount is subsequently properly claimed by the Participant or the Participant's Beneficiary, said amount shall be paid to such Participant or Beneficiary, and shall, unless contributed by the Employers, be accounted for by charging Forfeitures in the Plan Year such amount is paid and, to the extent such Forfeitures are less than the amounts paid, as an expense of the Trust in the Plan Year in which paid.

     13.6 PLAN GOVERNS. In the event of a conflict between the provisions of the Plan and of the provisions of any group annuity arrangement or other contract entered into for purposes of this Plan, the provisions of the Plan shall govern.

     13.7  NONALIENATION OF BENEFITS.

           (a) Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute on, levy or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

           (b) Notwithstanding Section 13.7(a), the Trustee shall comply with an order determined by the Committee to be a Qualified Domestic Relations Order as provided in Section 13.8.

     13.8  QUALIFIED DOMESTIC RELATIONS ORDER.

           (a) "QUALIFIED DOMESTIC RELATIONS ORDER" means any judgment, decree, or order (including approval of a property settlement agreement):

                 (1) which is made pursuant to a state domestic relations law (including a community property law),

                 (2) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant,

                 (3) which creates or recognizes the existence of an alternate payee's right to receive all or a portion of the Participant's Accrued Benefit under the Plan, and

                 (4) with respect to which the requirements of paragraphs (b) and (c) are met.

           (b) A domestic relations order can be a Qualified Domestic Relations Order only if such order clearly specifies:

                 (1) the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order,

                 (2) the amount or percentage of the Participant's Accrued Benefit to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined,

                 (3) the number of payments or period to which such order applies, and

                 (4)  each Plan to which such order applies.

           (c) A domestic relations order can be a Qualified Domestic Relations Order only if such order does not:

                 (1) require the Plan to provide any type or form of benefit, or any option not otherwise provided under the Plan,

                 (2) require the Plan to provide increased benefits (determined on the basis of actuarial value), or

                 (3) require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order.

           (d) A domestic relations order shall not be treated as failing to meet the requirements of Section 13.8(c)(1) solely because such order requires that payment of benefits be made to an alternate payee:

                 (1)  before a Participant has had a Termination of Employment,

                 (2) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the present value of the benefits actually accrued and not taking into account the present value of any employer subsidy for early retirement), and

                 (3) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a qualified joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

     13.9 CONTRACT OF EMPLOYMENT. Nothing contained herein shall be construed to constitute a contract of employment between an Employer and any Employee.

     13.10 SOURCE OF BENEFITS. All benefits payable under the Plan shall be paid or provided for solely from the Trust and the Employers assume no liability or responsibility therefore.

     13.11 EMPLOYEES' TRUST. The Plan and Trust are created for the exclusive purpose of providing benefits to the Participants in the Plan and their Beneficiaries and defraying reasonable expenses of administering the Plan and Trust. The Plan and Trust shall be interpreted in a manner consistent with their being a Plan described in Section 401(a) of the Code and a Trust exempt under Section 501(a) of the Code. At no time shall the Trust Fund be diverted from the above purpose.

     13.12 GENDER AND NUMBER. Except when the context indicates to the contrary, when used herein, masculine terms shall be deemed to include the feminine, and singular the plural.

     13.13 HEADINGS. The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     13.14 UNIFORM AND NON-DISCRIMINATORY APPLICATION OF PROVISIONS. The provisions of this Plan shall be interpreted and applied in a uniform and non-discriminatory manner with respect to all Participants, former Participants, and Beneficiaries.

     13.15 INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

     13.16 LAW GOVERNING. The Plan shall be construed and enforced according to the laws of Illinois, other than its laws with respect to choice of law, to the extent not preempted by ERISA.


                             ARTICLE XIV

                          DIRECT ROLLOVERS

     14.1 DIRECT ROLLOVERS. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     14.2    DEFINITIONS.

           (a) ELIGIBLE ROLLOVER DISTRIBUTION: An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income) determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

           (b) ELIGIBLE RETIREMENT PLAN: An "Eligible Retirement Plan" is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

           (c) DISTRIBUTEE: A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

           (d) DIRECT ROLLOVER: A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     Executed this ____ day of _______________, 1990.


                                   CHECKER MOTORS CORPORATION, as general
                                   partner of Checker Motors Co., L.P.



                                   BY:___________________________________

ATTEST:
__________________________